UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]      Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X]   Preliminary Proxy Statement
[ ]   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e) (2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Under Rule 14a-12

                              KEY3MEDIA GROUP, INC.
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                (Name of Registrant as Specified In Its Charter)
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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

         (1)  Title of each class of securities to which transaction applies:

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         (2)  Aggregate number of securities to which transaction applies:

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         (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         (4)  Proposed maximum aggregate value of transaction:

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         (5)  Total fee paid:

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[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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         (1)  Amount previously paid:

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         (2)  Form, Schedule or Registration Statement No.:

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         (3)  Filing Party:

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         (4)  Date Filed:

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

                             [KEY3MEDIA GROUP LOGO]

                 NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE
                             HELD ON AUGUST 30, 2001

To the Stockholders of Key3Media Group, Inc.:

         Notice is hereby given that a special meeting of stockholders of Key3Media Group, Inc. ("Key3Media") will be held at the offices of Key3Media located at 5700 Wilshire Boulevard, Suite 325, Los Angeles, California 90036 at 10 a.m. on Thursday, August 30, 2001 for the following purposes:

         1. To consider and act upon a proposal to approve the issuance to SOFTBANK America Inc. of the number of shares of common stock, par value $0.01 per share, of Key3Media as are required by the terms of the Purchase Agreement, dated as of June 1, 2001, among Key3Media's wholly owned subsidiary, Key3Media Events, Inc. ("Events"), SOFTBANK America Inc. and SOFTBANK Forums Japan, Inc. in consideration for Events' acquisition of all of the outstanding shares of SOFTBANK Forums Japan, Inc., as required under Rule 312.03(b) of the New York Stock Exchange Listed Company Manual.

         2. To act upon such other matters as may properly come before the meeting or any adjournment thereof.

         The close of business on July 5, 2001 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournment thereof.

         BECAUSE IT CURRENTLY OWNS A MAJORITY OF OUR OUTSTANDING COMMON STOCK, SOFTBANK AMERICA INC. WILL HAVE SUFFICIENT VOTES TO APPROVE THE ISSUANCE OF COMMON STOCK DESCRIBED ABOVE WITHOUT THE VOTES OF ANY OF OUR OTHER STOCKHOLDERS. SOFTBANK AMERICA INC. HAS INDICATED THAT IT INTENDS TO VOTE ALL OF ITS SHARES TO APPROVE THE ISSUANCE.

         Whether or not you expect to be present at the special meeting, you are requested to date, sign and mail the enclosed proxy in the postage-paid envelope which has been provided for that purpose. The proxy may be revoked by you at any time before it is exercised and the giving of your proxy will not affect your right to vote in person if you attend the special meeting.

                                                         Sincerely,



                                                         /s/ Ned S. Goldstein
                                                         --------------------
                                                         Ned S. Goldstein
                                                         Secretary

                               SUMMARY TERM SHEET

o SOFTBANK America Inc., a wholly owned subsidiary of SOFTBANK Corp., currently owns approximately 55% of the outstanding common stock of Key3Media Group, Inc. ("Key3Media").

o SOFTBANK America Inc. owned SOFTBANK Forums Japan, Inc., which conducts certain trade shows in Japan.

o Key3Media Events, Inc. ("Events") entered into a purchase agreement to acquire SOFTBANK Forums Japan, Inc. from SOFTBANK America Inc. for a purchase price equal to 10 times SOFTBANK Forums Japan, Inc.'s EBITDA for 2001 minus $450,000.

o Events will pay the purchase price with shares of Key3Media's common stock valued at $10.00 per share.

o Events acquired all the outstanding shares of SOFTBANK Forums Japan, Inc. on June 1, 2001, when the purchase agreement was signed.

o Subject to obtaining stockholder approval, Key3Media will initially issue to SOFTBANK America Inc. 2,955,000 shares of Key3Media common stock, which is based on an estimate that SOFTBANK Forums Japan, Inc.'s EBITDA for 2001 will be $3.0 million.

o The number of shares to be issued will be adjusted when SOFTBANK Forums Japan, Inc.'s EBITDA for 2001 is finally determined.

o If SOFTBANK Forums Japan, Inc.'s EBITDA for 2001 is less than $2.8 million, SOFTBANK America Inc. will return to Key3Media the number of shares of Key3Media common stock with a value equal to the amount by which the 2001 EBITDA is less than $3.0 million, with the shares being valued at $10.00 per share for this purpose.

o If and to the extent that SOFTBANK Forums Japan, Inc.'s EBITDA for 2001 is greater than $3.2 million, Key3Media will issue to SOFTBANK America Inc. the number of shares of its common stock with a value equal to the amount by which the 2001 EBITDA is greater than $3.0 million, with the shares being valued at $10.00 per share for this purpose.

o The transaction was approved by a special committee of the board of directors of Key3Media comprised of directors who were not members of management and not affiliated with SOFTBANK Corp. or its affiliates.

o The special committee of the board of directors of Key3Media received an opinion from Allen & Company Incorporated as to the fairness of the transaction from a financial point of view.

o For more information, see "Item 1. Approval of Issuance of Shares to SOFTBANK America Inc."

                                                          July 25, 2001


[KEY3MEDIA GROUP LOGO]


                              KEY3MEDIA GROUP, INC.
                         5700 WILSHIRE BLVD., SUITE 325
                              LOS ANGELES, CA 90036
                                  -------------

                                 PROXY STATEMENT
                                  -------------

                      FOR A SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 30, 2001
                                  -------------


                               GENERAL INFORMATION

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Key3Media Group, Inc., a Delaware corporation, of proxies in the accompanying form for a special meeting of stockholders of Key3Media Group, Inc. In this Proxy Statement, references to "Key3Media," "we" or "our" refers to Key3Media Group, Inc. and references to the "Board" refer to its Board of Directors. This Proxy Statement and the enclosed proxy will be mailed to stockholders on or about July 25, 2001.

         Your shares cannot be voted at the meeting unless you are present in person or represented by proxy. If you send us a properly executed proxy covering your shares, they will be voted in accordance with your directions as specified on the enclosed proxy. If you do not specify directions by marking the appropriate squares on the proxy, your shares will be voted in accordance with the Board's recommendations. If you sign and return a proxy you may revoke it at any time prior to its exercise by delivering a later dated proxy to us or by giving us notice in writing or at the special meeting, but no revocation will affect any vote previously taken. The holders of a majority of our outstanding shares of common stock, par value $0.01 per share, present in person or represented by proxy and entitled to vote, will constitute a quorum for the transaction of all business at the special meeting. Abstentions and broker non-votes will be included in determining if a quorum is present at the special meeting.

         Only stockholders of record at the close of business on July 5, 2001 are entitled to vote at the special meeting. As of July 5, 2001, 65,063,000 shares of our common stock were issued and outstanding. Each share is entitled to one vote and cumulative voting is not permitted. A list of stockholders of record entitled to vote at the special meeting will be available for examination by any stockholder for any purpose germane to the special meeting, for a period of 10 days prior to the meeting, during normal business hours at the offices of Key3Media, 5700 Wilshire Boulevard, Suite 325, Los Angeles, California 90036. The list will also be available at the special meeting.

         Please note that if you hold our shares in "street name" (that is, through a bank, broker or other nominee) and would like to attend the special meeting and vote in person, you will need to bring an account statement or other acceptable evidence of ownership of common stock as of the close of business on July 5, 2001, the record date for voting. Alternatively, in order to vote, you may contact the person in whose name your shares are registered and obtain a proxy from that person and bring it to the special meeting.

QUORUM AND VOTING REQUIREMENTS

         The holders of a majority of the outstanding shares of our common stock as of the close of business on July 5, 2001, present in person or represented by proxy and entitled to vote, will constitute a quorum for the transaction of business at the special meeting. Abstentions and broker non-votes will be included in determining if a quorum is present at the meeting. An affirmative vote of a majority of the issued and outstanding shares of common stock present in person or represented by proxy and entitled to vote at the special meeting is required to approve Item 1. In accordance with Delaware law, only votes cast "for" a matter constitute affirmative votes. Votes of "withheld" or abstentions from voting are counted for quorum purposes but, since they will not be votes cast "for" the particular matter, they will have the same effect as negative votes or votes "against" that matter.

         SOFTBANK AMERICA INC. OWNED A MAJORITY OF THE OUTSTANDING SHARES OF OUR COMMON STOCK ON THE RECORD DATE. SOFTBANK AMERICA INC. HAS INDICATED THAT IT WILL VOTE ALL OF ITS SHARES TO APPROVE ITEM 1, AND IF IT DOES SO A QUORUM WILL EXIST AND ITEM 1 WILL BE APPROVED WITHOUT, AND REGARDLESS OF, THE VOTES OF ANY OF OUR OTHER STOCKHOLDERS.

         Under the rules of the National Association of Securities Dealers, Inc., member brokers generally may not vote shares held by them in street name for customers unless they are permitted to do so under the rules of any national securities exchange of which they are a member. Under the rules of the New York Stock Exchange, Inc., a member broker who holds shares in street name for customers may not give a proxy to vote without instructions from beneficial owners when the matter to be voted upon relates to a non-routine matter, which includes Item 1.

EXPENSES OF SOLICITATION

         We will pay the expenses of the preparation of proxy materials and the solicitation of proxies for the special meeting. In addition to the solicitation of proxies by mail, solicitation may be made by certain directors, officers or employees or those of our affiliates telephonically, electronically or by other means of communication and by Georgeson Shareholder and The Bank of New York, whom we have hired to assist in the solicitation and distribution of proxies. Such directors, officers and employees will receive no additional compensation for such solicitation. Georgeson Shareholder will be paid a fee of approximately $1,500 for its services plus postage/handling and The Bank of New York will receive a fee of approximately $3,500 for its services and for postage/handling. We will reimburse brokers and other nominees for costs incurred by them in mailing proxy materials to beneficial holders in accordance with applicable rules.

ANNUAL REPORT

         A copy of our Annual Report on Form 10-K for the year ended December 31, 2000 (the "2000 Form 10-K") was mailed to shareholders on or around April 16, 2001. You may also obtain a copy without charge by writing to: Key3Media Group, Inc., 5700 Wilshire Blvd., Suite 325, Los Angeles, California 90036,
Attn: Investor Relations. Our 2000 Form 10-K is also available through our website at http://www.key3media.com. Our 2000 Form 10-K is not proxy soliciting material.

         ITEM 1. APPROVAL OF ISSUANCE OF SHARES TO SOFTBANK AMERICA INC.

THE TRANSACTION

         On June 1, 2001, our wholly owned subsidiary, Key3Media Events, Inc. ("Events") entered into a purchase agreement with SOFTBANK America Inc. and SOFTBANK Forums Japan, Inc. pursuant to which Events acquired all of the outstanding shares of SOFTBANK Forums Japan for a purchase price equal to (i) ten times SOFTBANK Forums Japan, Inc.'s estimated EBITDA for 2001 minus (ii) $450,000. The purchase price is payable in shares of our common stock valued at $10.00 per share. As of the record date, SOFTBANK America owned 55% of our outstanding common stock. Subject to receiving approval from the holders of a majority of the shares of our common stock outstanding on the record date, we will issue 2,955,000 shares of our common stock to SOFTBANK America Inc. This initial payment is based on an estimate that SOFTBANK Forums Japan, Inc.'s EBITDA for 2001 will be $3.0 million. The number of shares issued may be adjusted when SOFTBANK Forums Japan, Inc.'s EBITDA for 2001 is finally determined. If SOFTBANK Forums Japan, Inc.'s EBITDA for 2001 is less than $2.8 million, SOFTBANK America Inc. will return to us the number of shares with a value equal to the amount by which the 2001 EBITDA is less than $3.0 million with the shares being valued at $10.00 per share for this purpose. If SOFTBANK Forums Japan, Inc.'s EBITDA for 2001 is greater than $3.2 million, we will issue to SOFTBANK America Inc. the number of shares of our common stock with a value equal to the amount by which the 2001 EBITDA is greater than $3.0 million with the shares being valued at $10.00 per share for this purpose. SOFTBANK Forums Japan, Inc. owns and operates tradeshows and conferences in Japan, including the NetWorld+Interop Tokyo tradeshow held on June 4-8, 2001, and several custom events scheduled throughout the year. The acquisition was approved by a special committee of our board of directors, which received an opinion from Allen & Company Incorporated as to the fairness of the transactions from a financial point of view.

         Our common stock is listed and traded on the New York Stock Exchange, Inc. Rule 312.03(b) of the New York Stock Exchange Listed Company Manual requires that we obtain stockholder approval for any issuance of more than 1% of our outstanding shares of common stock to any "substantial security holder" as defined in the Rule. SOFTBANK America is a substantial security holder as defined in the Rule. Accordingly, in this Item 1 we are soliciting proxies from the record holders of our common stock to approve the issuance of the number of shares of our common stock that we are required to issue to SOFTBANK America Inc. under the purchase agreement described above in consideration for the acquisition of all of the outstanding shares of SOFTBANK Forums Japan, Inc.

         The vote required for the approval of this Item 1 is a majority of a quorum represented at the special meeting in person or by proxy.

         SOFTBANK AMERICA INC. OWNED A MAJORITY OF THE OUTSTANDING SHARES OF OUR COMMON STOCK ON THE RECORD DATE AND HAS INDICATED THAT IT INTENDS TO VOTE ALL OF ITS SHARES TO APPROVE THIS ITEM 1. IF IT DOES, THEN A QUORUM WILL EXIST AND THIS
ITEM 1 WILL BE APPROVED WITHOUT, AND REGARDLESS OF, THE VOTES OF ANY OTHER HOLDERS OF OUR COMMON STOCK.

         The issuance of shares to SOFTBANK America Inc. is structured as a private placement exempt from registration under the Securities Act of 1933 (the "1933 Act").

THE SPECIAL COMMITTEE

         Because SOFTBANK America Inc. owns a majority of our common stock, our Board formed a special committee consisting of three directors who were not members of management or affiliated with SOFTBANK Corp. or its affiliates and delegated to the special committee the authority to negotiate and approve the acquisition of SOFTBANK Forums Japan, Inc. The special committee was also authorized to retain counsel and financial advisors to assist it in this process. The special committee retained Allen & Company Incorporated ("Allen & Company") as its financial advisor and Goodwin Procter LLP as its legal advisors. The special committee also engaged the law firm of Nagashima, Ohno & Tsunematsu ("Nagashima & Ohno") in Tokyo to conduct legal due diligence and to advise on matters of Japanese Law. Key3Media engaged the Tokyo office of Ernst & Young to complete financial due diligence.

         During the week of May 14, 2001, members of the special committee conducted a telephonic meeting with members of our management who had conducted due diligence with representatives, employees and clients of SOFTBANK Forums Japan in Tokyo and received diligence reports prepared by Nagashima & Ohno.

         On May 23, 2001, the members of the special committee met with Allen & Company to discuss the nature of Allen & Company's review of the fairness of the transaction to Key3Media and its stockholders. Representatives of Allen & Company and Key3Media management held a conference call on May 24, 2001. At the request of the special committee, a conference call was also held on May 25, 2001, during which the members of the special committee and Allen & Company asked questions of management of Key3Media, namely Messrs. Cobuzzi and Priest-Heck, who conducted the on-site due diligence review.

         The special committee and Goodwin Procter LLP convened a telephonic meeting with Allen & Company on May 29, 2001 at 11 am, New York time, for the purpose of discussing the results of Allen & Company's review of the fairness of the transaction to Key3Media's stockholders and discussing the material terms of the transaction. After discussion and the opportunity for the special committee members to ask questions, the special committee was satisfied that it had all of the information necessary to make its decision.

         THE SPECIAL COMMITTEE, ON BEHALF OF THE BOARD, HAS DETERMINED THAT THE ACQUISITION OF SOFTBANK FORUMS JAPAN, INC. ON THE TERMS SET FORTH IN THE PURCHASE AGREEMENT IS FAIR FROM A FINANCIAL POINT OF VIEW TO THE STOCKHOLDERS OF KEY3MEDIA. ACCORDINGLY, THE SPECIAL COMMITTEE, ON BEHALF OF THE BOARD, HAS APPROVED THE ACQUISITION.

         If the issuance of additional shares to SOFTBANK America is approved and if a total of 2,955,000 shares are so issued, then SOFTBANK America's ownership of our common stock would increase from 55.1% to 56.9%. As noted above, the exact number of shares to be issued to SOFTBANK America under the purchase agreement will not be determined until early in 2002.

FAIRNESS OPINION OF ALLEN & COMPANY

         At a meeting of the special committee on May 29, 2001, Allen & Company delivered its oral opinion, subsequently confirmed in writing, to the effect that, as of such date, the sale of shares of common stock of Key3Media in exchange for shares of SOFTBANK Forums Japan, Inc. to Events is fair to Key3Media's stockholders from a financial point of view.

         The full text of the written opinion of Allen & Company, dated June 1, 2001, is set forth as Schedule A to this Proxy Statement and describes the assumptions made, matters considered and limits on the review undertaken. We urge you to read the opinion in its entirety. Allen & Company's opinion does not constitute a recommendation that Key3Media pursue the proposed transaction or that any stockholder of Key3Media vote to approve the proposed transaction. The summary of the opinion of Allen & Company set forth in this Proxy Statement is qualified in its entirety by reference to the full text of such opinion.

         In arriving at its opinion, Allen & Company:

         o analyzed the business prospects and financial condition of SOFTBANK Forums Japan, Inc. and Key3Media;

         o reviewed certain financial, operating and budgetary data provided by Key3Media and SOFTBANK Forums Japan, Inc. relating to their respective businesses;

         o conducted discussions with certain members of Key3Media's senior management with respect to Key3Media's financial condition, business, operations, strategic objectives and prospects, as well as industry trends prevailing in its business;

         o reviewed the terms and conditions of the purchase agreement and the agreements ancillary thereto (which on the date of the written opinion were in substantially the same form as the drafts previously reviewed); and

         o    analyzed the pro forma impact of the proposed transaction.

         In connection with the reviews and analyses listed above, Allen & Company assumed and relied on the accuracy and completeness of the information provided by Key3Media, and reviewed such information for the purpose of its opinion and did not assume any responsibility for independent verification of such information or for any independent evaluation or appraisal of the assets of Key3Media or SOFTBANK Forums Japan, Inc.

         In addition, Allen & Company:

         o analyzed publicly available historical business and financial information relating to Key3Media, as presented in documents filed with the Securities and Exchange Commission;

         o reviewed the trading history of Key3Media's common stock, including its performance in comparison to market indices and to selected companies in comparable businesses;

         o reviewed and analyzed public information, including certain stock market data and financial information relating to selected public companies in lines of business which Allen & Company deemed generally comparable to Key3Media;

         o reviewed public financial and transaction information relating to equity purchases Allen & Company deemed to be comparable to the proposed transaction; and

         o conducted such other financial analyses and investigations as Allen & Company deemed necessary or appropriate for the purposes of its opinion.

         The following is a summary of the presentation made by Allen & Company to the special committee in connection with the rendering of Allen & Company's fairness opinion:

         Prior to delivering its oral opinion to the special committee, Allen & Company reviewed certain information with the special committee relating to Key3Media and SOFTBANK Forums Japan, Inc., including the information reviewed and analyzed in connection with rendering its fairness opinion, the financial terms of the proposed transaction, the purchase price to be paid by Key3Media and the financial analyses summarized below.

     TRANSACTION VALUATION

         Allen & Company analyzed for the special committee the estimated transaction value of the proposed transaction based on the consideration to be paid by Key3Media for the shares of SOFTBANK Forums Japan, Inc. In the proposed transaction, SOFTBANK America Inc. will receive newly issued shares of Key3Media common stock in exchange for the sale and delivery to Events of all of the outstanding shares (70,600) of SOFTBANK Forums Japan, Inc. The shares of SOFTBANK Forums Japan, Inc. will be valued at 10 times EBITDA of SOFTBANK Forums Japan for calendar year 2001, defined as net income in accordance with US GAAP, without giving effect to extraordinary gains or losses, plus depreciation expense, amortization expense, interest expense and national and local income tax.

         The shares of Key3Media common stock to be issued will be valued at $10.00 per share.

         For purposes of computing the purchase price at the time of closing, the 2001 EBITDA of SOFTBANK Forums Japan, Inc. was estimated at $3,000,000, which implied an estimated purchase price of $30,000,000 (the "Estimated Transaction Value").

         Events will engage Ernst & Young LLP to conduct an audit of SOFTBANK Forums Japan, Inc. for the fiscal year ending December 31, 2001 based on GAAP. The audited results will be used to determine actual EBITDA of SOFTBANK Forums Japan, Inc. In the event that the actual EBITDA as calculated from such audit is greater than or equal to $2,800,000 and less than or equal to $3,200,000, then the purchase price shall be deemed paid in full. In the event that EBITDA (i) is less than $2,800,000, then SOFTBANK America Inc. shall promptly pay to Key3Media in shares of its common stock the difference between (a) the Estimated Transaction Value and (b) the product of the actual EBITDA multiplied by 10; or (ii) is greater than $3,200,000, then Key3Media shall promptly pay to SOFTBANK America Inc. in shares of Key3Media common stock the difference between (a) the Estimated Transaction Value and (b) the product of the actual EBITDA multiplied by 10.

     COMPARABLE TRANSACTION AND COMPARABLE COMPANY ANALYSIS

         Because of the differences in operating margins between, on the one hand, SOFTBANK Forums Japan, Inc. and, on the other hand, Key3Media and the comparable companies Allen & Company used for valuation purposes, and because of the contractual valuation metrics of the proposed transaction, Allen & Company's valuation analysis was based on multiples of EBITDA as opposed to multiples of revenue or other metrics that are less comparable.

         Because both revenue and expenses of SOFTBANK Forums Japan, Inc. are recorded in Japanese Yen, Allen & Company assumed for purposes of its analysis that currency risk was negligible with respect to SOFTBANK Forums Japan, Inc.'s profitability.

         Allen & Company analyzed the estimated transaction value based on its implied and contractually stipulated multiple of EBITDA (the "Transaction Multiple"). Allen & Company also analyzed transaction valuations and EBITDA multiples in recent, precedent transactions (the "Comparable Precedent Transactions") and market valuations of common stock and EBITDA multiples of Key3Media and Penton Media, Inc. ("Penton Media"), the closest comparable publicly-traded companies to SOFTBANK Forums Japan, Inc. (the "Comparable Companies").

         Allen & Company noted that the Transaction Multiple was in line with the multiples paid in the Comparable Precedent Transactions. Allen & Company noted that the ranges of multiples in the Comparable Precedent Transactions were 16.7x to 5.3x for trailing EBITDA and 12.2x to 8.8x for forward EBITDA. The median multiples implied in the Comparable Precedent Transactions were 10.3x for trailing EBITDA and 10.0x for forward EBITDA.

         Allen & Company also noted that the Transaction Multiple was in line with the multiples at which the common stock of the Comparable Companies trades. Key3Media's common stock trades at multiples of 10.7x trailing EBITDA and 9.7x forward EBITDA, and Penton Media's Common Stock trades at 9.8x trailing EBITDA and 10.1x forward EBITDA.

     PRO FORMA ANALYSIS

         Allen & Company reviewed Key3Media's pro forma estimated operating results for the fiscal year ended December 31, 2001, giving effect to the proposed transaction. Allen & Company also reviewed the estimated operating results of Key3Media's operations and SOFTBANK Forums Japan, Inc.'s operations, during such period, on a standalone basis.

     HISTORICAL STOCK PRICE ANALYSIS

         Allen & Company reviewed the historical stock price and trading volume data for Key3Media's common stock and compared the historical trading patterns of Key3Media's common stock to the trading patterns of the Nasdaq National Market ("Nasdaq") and of Penton

Media. Allen & Company also analyzed the historical trading patterns of Key3Media's common stock in relation to selected public announcements related to Key3Media and reviewed the perspectives of certain Wall Street equity research analysts on Key3Media's common stock.

         In addition, Allen & Company analyzed Key3Media's historical estimated forward EBITDA multiple and noted that such multiple has ranged from approximately 8.0x to approximately 12.0x.

         No company used in the comparable company analyses summarized above is identical to SOFTBANK Forums Japan, Inc., and no transaction used in the comparable transaction analysis summarized above is identical to the proposed transaction. Accordingly, any such analysis of the value of Key3Media's common stock or the consideration offered in connection with the proposed transaction involves complex considerations and judgments concerning differences in the potential financial and operating characteristics of the comparable companies and transactions and other factors in relation to the trading and acquisition values of the comparable companies.

         The preparation of a fairness opinion is not susceptible to partial analysis or summary description. Allen & Company believes that its analyses and the summary set forth above must be considered as a whole and that selecting portions of its analyses and the factors considered by it, without considering all analyses and factors, could create an incomplete view of the processes underlying the analysis set forth in its opinion. Allen & Company has not indicated that any of the analyses which it performed had a greater significance than any other.

         In determining the appropriate analyses to conduct and when performing those analyses, Allen & Company made numerous assumptions with respect to industry performance, general business, financial, market and economic conditions and other matters, many of which are beyond the control of Key3Media. The analyses which Allen & Company performed are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than suggested by such analyses. Such analyses were prepared solely as part of Allen & Company's analysis of the fairness, from a financial point of view, of the proposed transaction to the stockholders of Key3Media. The analyses do not purport to be appraisals or to reflect the prices at which a company might actually be sold or the prices at which any securities may trade at the present time or at any time in the future.

         Allen & Company is a nationally recognized investment banking firm that is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive bids, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. Key3Media retained Allen & Company based on such qualifications as well as its familiarity with Key3Media. From time to time in the ordinary course of its business as a broker-dealer, Allen & Company may also hold positions and trade in securities of Key3Media. Allen & Company and its affiliates owned, as of May 24, 2001, 304,500 shares of Key3Media's common stock. Individuals associated with Allen & Company, including employees of Allen & Company, owned as of May 24, 2001, 87,002 shares of Key3Media's common stock.

         The special committee of the Board of Key3Media entered into a letter agreement with Allen & Company dated May 23, 2001 (the "Engagement Letter"), pursuant to which Allen & Company agreed to assist the special committee of the Board of Key3Media in evaluating the fairness to the holders of Key3Media's common stock, from a financial point of view, of the proposed transaction. Pursuant to the Engagement Letter, Key3Media agreed, among other things, to pay Allen & Company a cash fee equal to $250,000 upon the rendering of its opinion. Key3Media has also agreed, pursuant to such Engagement Letter, to reimburse Allen & Company for all its reasonable out-of-pocket expenses and to indemnify Allen & Company against certain liabilities and expenses in connection with its engagement.

                             SELECTED FINANCIAL DATA

         The summary below sets forth selected historical financial data with respect to SOFTBANK Forums Japan, Inc. for the periods indicated. No historical financial data for periods ending prior to January 1, 1997 are available. You should read this together with the historical financial statements and notes thereto of SOFTBANK Forums Japan, Inc. contained elsewhere in this proxy statement. The historical financial data and financial statements of SOFTBANK Forums Japan, Inc. appearing in this proxy statement are presented in Japanese Yen and have been prepared in accordance with generally accepted accounting principles in Japan ("Japanese GAAP"). Japanese GAAP differs in certain significant respects from generally accepted accounting principles in the United States ("US GAAP"). See "Summary of Differences Between Japanese GAAP and US GAAP" below. The historical financial data and financial statements of SOFTBANK Forums Japan, Inc. may not be indicative of its future performance as part of our Company.


                                                           Audited                                         Unaudited
                                        ---------------------------------------------------------   ------------------------
                                                                                                       Three months ended
                                                   Years ended December 31,                                 March 31,
                                        ---------------------------------------------------------   ------------------------
                                             1997           1998           1999           2000         2000          2001
                                        ------------   ------------   ------------   ------------   ----------   -----------
                                                          (Thousands of Yen, except per share data)
RESULTS OF OPERATIONS DATA:

   Revenues ..........................  (Y)2,637,068   (Y)2,474,463   (Y)1,891,208   (Y)2,688,381   (Y)248,669     (Y)98,058
   Cost of sales .....................     1,843,175      1,440,144      1,160,306      1,824,310      194,683        58,364
                                           ---------      ---------     ----------      ---------   ----------    ----------
   Gross profit ......................       793,893      1,034,319        730,902        864,071       53,986        39,694
   Selling, general and
     administrative expenses .........       510,971        717,853        577,839        571,693      152,173       121,894
   Royalty ...........................       167,923        150,805        150,536        160,720           --         2,790
                                           ---------      ---------     ----------      ---------   ----------    ----------
   Operating income (loss) ...........       114,999        165,661          2,527        131,658      (98,187)      (84,990)
   Non-operating income ..............         1,537         18,732          5,163          2,798           47           204
   Non-operating expenses .............       61,659         14,081          8,522         13,701        9,196         3,591
                                           ---------      ---------     ----------      ---------   ----------    ----------
   Income (loss) before taxes .........       54,877        175,539         (5,315)       123,550     (107,336)      (88,377)
                                           ---------      ---------     ----------      ---------   ----------    ----------
   Net income (loss) ..................    (Y)17,877      (Y)71,921     (Y)(14,494)     (Y)52,255  (Y)(107,336)   (Y)(88,377)
                                           =========      =========     ==========      =========    ==========    ==========
BALANCE SHEET DATA:
   Current assets .....................   (Y)807,762     (Y)469,242     (Y)580,210     (Y)725,138    (Y)979,778  (Y)1,258,911
   Fixed assets .......................       22,113         19,041         16,457         14,254        14,875        13,107
   Other assets .......................      651,817        478,287        376,962        244,246       333,237       106,798


                                      -10-



                                                           Audited                                         Unaudited
                                        ---------------------------------------------------------   ------------------------
                                                                                                       Three months ended
                                                   Years ended December 31,                                 March 31,
                                        ---------------------------------------------------------   ------------------------
                                             1997           1998           1999           2000         2000          2001
                                        ------------   ------------   ------------   ------------   ----------   -----------
                                                          (Thousands of Yen, except per share data)

   Total assets .......................    1,481,692        966,570        973,629        983,638     1,327,890     1,378,816
   Current liabilities ................      641,243        877,199        875,758        762,491     1,340,034     1,247,282
   Non-current liabilities ............      823,000             --          2,679          3,700            --         2,464
   Total liabilities ..................    1,464,243        877,199        878,437        766,191     1,340,034     1,249,746
   Shareholder's equity (deficit) .....       17,450         89,371         95,192        217,447       (12,144)      129,070
OTHER DATA:
   Cash dividends per share ...........           --             --             --             --            --            --
   Earnings (loss) per share (a) ...       (Y)29,795     (Y)119,867     (Y)(24,156)      (Y)3,700   (Y)(178,893)    (Y)(1,252)


--------------
(a) Based on the weighted-average number of shares of common stock of SOFTBANK Forums Japan, Inc. outstanding of 600 at each December 31 year end and 14,123 and 70,600 at March 31, 2000 and 2001, respectively.


         The information set forth above is presented in thousands of Japanese Yen. Currency exchange rates for converting Japanese Yen to United States dollars were .0097840, .0087420 and .0079210 as of January 1, 2000, December 31,
2000 and March 31, 2001, respectively.

           SUMMARY OF DIFFERENCES BETWEEN JAPANESE GAAP AND U.S. GAAP

         The following is a summary of the material differences between Japanese GAAP and US GAAP with respect to the historical financial statements of SOFTBANK Forums Japan, Inc.

TAX EFFECT ACCOUNTING

         SOFTBANK Forums Japan, Inc. adopted tax effect accounting for the year ending December 1999 based on a revision of accounting principles in Japan. Prior to 1999, no deferred tax amounts were recorded in the financial statements of SOFTBANK Forums Japan, Inc. The following table stipulates reconciliation of tax effect accounting under U.S. and Japanese GAAP:

-------------------------------------------------------------------------------------
                  ITEMS                         1997           1998           1999
                  -----                         ----           ----           ----
                                                        (Thousands of Yen)
-------------------------------------------------------------------------------------
JAPANESE GAAP     Deferred tax                    NA             NA        (Y)18,975
                  assets
-------------------------------------------------------------------------------------
                  Deferred tax                    NA             NA            6,134
                  liabilities
-------------------------------------------------------------------------------------
                  Income tax                      NA             NA            7,474
                  deferred
-------------------------------------------------------------------------------------
                  Net income (loss)           17,877         71,921          (14,494)
-------------------------------------------------------------------------------------
                  Cumulative effect               NA             NA          (20,315)
                  of adoption of tax
                  effect accounting
-------------------------------------------------------------------------------------
U.S. GAAP         Deferred tax                10,875         20,315           18,975
                  assets
-------------------------------------------------------------------------------------
                  Deferred tax                    NA             NA            6,134
                  liabilities
-------------------------------------------------------------------------------------
                  Income tax                 (10,875)        (9,438)           7,474
                  deferred
-------------------------------------------------------------------------------------
                  Net income (loss)           28,752         81,359          (14,494)
-------------------------------------------------------------------------------------

RETIREMENT ALLOWANCE

         SOFTBANK Forums Japan, Inc. provides for a retirement allowance for severance payments to its employees based upon Japanese tax rules. On each balance sheet date, it computes this retirement allowance as 40% of the total severance amount that it would be required to pay if all of its employees retired voluntarily on the balance sheet date. As of December 31, 2000, the retirement allowance was estimated to be (Y)3.7 million, calculated by multiplying 40% times the estimated total retirement obligation of (Y)9.3 million.

         In 2000, new authoritative accounting rules on pension obligations were issued that require, among other things, the computation of a projected benefit obligation ("PBO"). The PBO amount is similarly calculated to the PBO value prescribed by Statement of Financial

Accounting Standard No. 87, "Employers' Accounting for Pensions." The SOFTBANK group companies performed an actuarial calculation of their PBO for all of their employees as of January 1, 2001. The PBO amount related to SOFTBANK Forums Japan, Inc. as of March 31, 2001 is estimated at (Y)9.3 million. SOFTBANK Forums Japan, Inc. will adopt the new accounting rules on pension obligations by December 31, 2001, as required by these rules.

         There were no material differences between Japanese GAAP and U.S. GAAP for the year ended December 31, 2000 and for the three months ended March 31, 2001. The only material difference for 1999 was the cumulative effect of adoption of tax effect accounting as set forth above.


                     MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                  FINANCIAL CONDITION AND RESULTS OF OPERATIONS

         The discussion below relates to the financial condition and results of operations of SOFTBANK Forums Japan, Inc. It should be read in conjunction with the historical financial statements of SOFTBANK Forums Japan, Inc., the notes thereto and the selected financial data contained elsewhere in this proxy statement. SOFTBANK Forums Japan, Inc.'s historical results may not be indicative of its future performance as part of our Company. All of the tradeshows and events referred to below were held by SOFTBANK Forums Japan, Inc. in Japan.

RESULTS OF OPERATIONS

     THREE MONTHS ENDED MARCH 31, 2001 COMPARED WITH THREE MONTHS ENDED MARCH 31, 2000

         Total revenue decreased (Y)150.6 million, or 60.6%, to (Y)98.1 million in first quarter of 2001 from (Y)248.7 million in the first quarter of 2000. This decrease was primarily attributable to a (Y)127.6 million decrease in management fees related to contract events in the first quarter of 2001 compared to the same quarter in 2000. In addition, there were only three small contract events in the first quarter of 2001 compared to four events in the first quarter of 2000, including a significant event, (eValue Summit hosted by Computer Associates), which contributed approximately 40% of the total revenue for the first quarter in 2000.

         Cost of sales decreased (Y)136.3 million, or 70.0%, to (Y)58.4 million in the first quarter of 2001 from (Y)194.7 million in the first quarter of 2000. As a percentage of revenue, these costs represented 59.5% in the first quarter of 2001 compared to 78.3% in the same quarter in 2000. The decrease in our cost of sales as a percentage of revenue reflects the fixed cost nature of SOFTBANK Forums Japan, Inc.'s business.

         Selling, general and administrative expenses decreased (Y)30.3 million, or 19.9%, to (Y)121.9 million in the first quarter of 2001 from (Y)152.2 million in the first quarter of 2000. As a percentage of revenue, these costs represented 124.3% in the first quarter of 2001 compared to 61.2% in the same quarter of 2000. Selling, general and administrative expenses decreased on an absolute basis because the first quarter of 2000 included approximately (Y)28 million of deferred compensation expense related to options to acquire SOFTBANK Corp. common stock granted in February 2000. No similar expenses were recorded in the first quarter of 2001.

         Pursuant to a royalty agreement, SOFTBANK Forums Japan, Inc. agreed to pay to Events a royalty equal to 20% of the gross margin earned by SOFTBAK Forums Japan, Inc. on all of its events. Key3Media Events, Inc. is a wholly owned subsidiary of Key3Media Group, Inc. In the first quarter of 2001, royalty expenses were (Y)2.8 million. There were no royalty expenses recorded in the first quarter of 2000, as royalty expenses were recorded on a half-year basis. If royalty expenses had been recorded in the first quarter of 2000, the expense would have been (Y)7.3 million versus (Y)2.8 million in the first quarter of 2001. The decrease in royalty expense is consistent with the decrease in gross margin from events in the first quarter of 2001 compared with the first quarter of 2000.

         Non-operating income increased (Y)0.2 million, or 334.0%, in the first quarter of 2001 compared to 2000, primarily reflecting increased interest income as a result of greater cash balances in the first quarter of 2001 than in the same quarter of 2000.

         Non-operating expenses decreased (Y)5.6 million, or 61.0%, to (Y)3.6 million in the first quarter of 2001 from (Y)9.2 million in the first quarter of 2000. The decrease was principally due to a (Y)2.2 million reduction in foreign exchange loss relating to royalty payments to Events in the first quarter of 2001 compared to the same quarter in 2000 and a (Y)0.8 million reduction in interest expense as a result of lower borrowings of (Y)200 million in the first quarter of 2001 compared to borrowings of (Y)300 million in the first quarter of 2000.

         There was no provision for income taxes and deferred income taxes for the first quarter of 2001 or 2000 because tax activity is recorded in June and December each year.

     2000 COMPARED TO 1999

         Total revenue increased (Y)797.2 million, or 42.2%, to (Y)2,688.4 million in 2000 from (Y)1,891.2 million in 1999. This increase was primarily attributable to a (Y)851.9 million increase in the management fees received from various contract events in 2000 compared to 1999. The increase was partially offset by the discontinuation or postponement of events in 2000, including the COMDEX and Java Developer Conference events. Revenue from the NetWorld+Interop event increased by 16.5% in 2000 compared to 1999, and accounted for about 46.0% of total revenue in 2000. This increase was due to an increase in the number of exhibitors from 271 to 290 and an increase in total exhibit space from 149,700 square feet to 181,800 square feet.

         Cost of sales increased (Y)664.0 million, or 57.2%, to (Y)1,824.3 million in 2000 from (Y)1,160.3 million in 1999. As a percentage of revenue, these costs represented 67.9% in 2000 compared to 61.4% in 1999. The increase in cost of sales as a percentage of revenue reflects higher hall rental costs and operating costs for events in 2000 compared to 1999.

         Selling, general and administrative expenses decreased (Y)6.1 million, or 1.1%, to (Y)571.7 million in 2000 from (Y)577.8 million in 1999. As a percentage of revenue, these expenses represented 21.3% in 2000 compared to 30.6% in 1999. Selling, general and administrative expenses decreased on an absolute basis due to lower personnel costs and lower office rent due to a relocation to new office space in May 2000.

         Royalty expenses increased (Y)10.2 million, or 6.8%, to (Y)160.7 million in 2000 from (Y)150.5 million in 1999. Royalty expense is calculated at 20% of gross margin from events. The increase in royalty expense is consistent with the increase in total gross margin in 2000 compared with 1999.

         Non-operating income decreased (Y)2.4 million, or 45.8%, to (Y)2.8 million in 2000 from (Y)5.2 million in 1999. The decrease was principally due to the fact that SOFTBANK Forums Japan, Inc. had a foreign exchange gain of about
(Y)4.9 million in 1999, compared to foreign exchange losses in 2000 as discussed below.

         Non-operating expenses increased (Y)5.2 million, or 60.8%, to (Y)13.7 million in 2000 from (Y)8.5 million in 1999. The increase was due to a (Y)7.4 million foreign exchange loss in 2000 resulting from the market condition of foreign exchange, which was partially offset by lower interest expense of (Y)2.2 million attributable to lower borrowing base in 2000.

         Reversal of allowance for doubtful accounts decreased (Y)8.4 million, or 73.8%, to (Y)3.0 million in 2000 from (Y)11.4 million in 1999. SOFTBANK Forums Japan, Inc. at each December 31 year-end for 1999 and 1998 had over-estimated the amount of uncollectable accounts receivable, more so at December 31, 1998 than at December 31, 1999. Loss on disposition of equipment decreased (Y)15.7 million, or 98.7%, to (Y)0.2 million in 2000 from (Y)15.9 million in 1999. This loss relates to the costs incurred in postponing the COMDEX event in 1999 from April to November.

         Provision for income taxes and deferred income taxes increased (Y)62.1 million, or 676.7%, to (Y)71.3 million in 2000 from (Y)9.2 million in 1999. The increase was due to income before taxes of (Y)123.5 million in 2000 compared to loss before taxes of (Y)5.3 million in 1999.

     1999 COMPARED TO 1998

         Total revenue decreased (Y)583.3 million, or 23.6%, to (Y)1,891.2 million in 1999 from (Y)2,474.5 million in 1998. This decrease was primarily attributable to a (Y)668.7 million decrease in revenue related to three separate events (COMDEX, Windows NT INTRANET Solutions and Seybold Seminars) that occurred on a stand-alone basis in 1998 but were combined in 1999 due to lower exhibitor commitments for booth space in 1999 compared to 1998, reflecting difficult economic conditions in Japan's IT market. The NetWorld + Interop event, which represented approximately 56.1% of total revenue in 1999, had a 5.6% decrease in revenue in 1999 compared to 1998 due primarily to a decrease in the number of exhibitors from 290 to 271 and a decrease in the number of conference attendees.

         Cost of sales decreased (Y)279.8 million, or 19.4%, to (Y)1,160.3 million in 1999 from (Y)1,440.1 million in 1998. As a percentage of revenue, these costs represented 61.4% in 1999 compared to 58.2% in 1998. The increase in costs of sales as a percentage of revenue reflects the fixed cost nature of SOFTBANK Forums Japan, Inc.'s business. The decrease on an absolute basis reflects lower hall rental expense due to fewer individual events in 1999 than in 1998.

         Selling, general and administrative expenses decreased (Y)140.0 million, or 19.5%, to (Y)577.8 million in 1999 from (Y)717.9 million in 1998. As a percentage of revenue, these expenses represented 30.6% in 1999 compared to 29.0% in 1998. Selling, general and administrative expenses decreased on an absolute basis due mainly to lower personnel costs in 1999 compared to 1998.

         Royalty expenses decreased (Y)0.3 million, or 0.2%, to (Y)150.5 million in 1999 from (Y)150.8 million in 1998. In 1999, the royalty agreement with Events was amended to change the payment terms from the level of 50% of earnings before taxes in 1998 to the current level of 20% of the gross margin from events in 1999.

         Non-operating income decreased (Y)13.6 million, or 72.4%, to (Y)5.2 million in 1999 from (Y)18.7 million in 1998. The decrease was primarily due to the reduction of foreign exchange gains to (Y)4.9 million in 1999 from (Y)16.9 million in 1998.

         Non-operating expenses decreased (Y)5.6 million, or 39.7%, to (Y)8.5 million in 1999 from (Y)14.1 million in 1998. The decrease was due to a (Y)5.6 million reduction in interest expense attributable to a reduction in borrowings from (Y)500 million in 1998 to (Y)400 million in 1999.

         There was no prior year adjustment in 1999. A 1998 prior year adjustment of (Y)5.5 million related to reversal of bonuses accrued in 1997 but not paid.

         In 1999, a (Y)11.4 million reversal was made in the allowance for doubtful accounts due to collections of accounts estimated as doubtful in 1998 and a reduction in allowance in 1999 in accordance with Japanese tax regulations. In 1999, SOFTBANK Forums Japan, Inc. had a loss on disposition of equipment of (Y)15.9 million. The loss related to the costs incurred in postponing the COMDEX event in 1999 from April to November.

         Provision for income taxes and deferred income taxes decreased (Y)94.4 million, or 91.1%, to (Y)9.2 million in 1999 from (Y)103.6 million in 1998. The decrease was due to a loss before taxes of (Y)5.3 million in 1999 compared to income before taxes of (Y)175.5 million in 1998.

LIQUIDITY AND CAPITAL RESOURCES

         The balance of cash and cash equivalents was (Y)674.4 million at March 31, 2001 and (Y)531.8 million at December 31, 2000. For the first quarter of 2001 and for fiscal 2000, we met our liquidity needs principally through cash balances on hand and cash generated from operating activities. Net cash provided by operating activities was (Y)38.9 million in the first quarter of 2001, compared to (Y)8.3 million in the first quarter of 2000. Net cash provided by operating activities was (Y)429.9 million in fiscal 2000, compared to (Y)123.6 million in fiscal 1999.

         For the first quarter of 2001, SOFTBANK Forums Japan, Inc. had net cash provided by investing activities of (Y)103.7 million. For the first quarter of 2000, SOFTBANK Forums Japan, Inc. had no investing activities. The investing activities in the first quarter of 2001 primarily related to proceeds from investment securities. For fiscal 2000 and 1999, SOFTBANK Forums Japan, Inc. had net cash used in investing activities of (Y)63.4 million and (Y)58.7 million, respectively. The investing activities in these periods primarily related to purchase of investment securities, and, to a lesser extent, capital expenditures.

         For the first quarter of 2001, SOFTBANK Forums Japan, Inc. had no financing activities while during the first quarter of 2000, it had net cash provided by financing activities of (Y)100.0 million. The financing activities in the first quarter of 2000 related to an increase in short-term loans. For fiscal 2000 and 1999, SOFTBANK Forums Japan, Inc. had net cash used in financing activities of (Y)30.0 million and (Y)100.0 million, respectively. These activities primarily related to a decrease in short-term loans in fiscal 1999 while such activities in fiscal 2000 principally related to a decrease in short-term loans partially off-set by proceeds from the issuance of common stock.

         Based upon current and anticipated levels of operations, management of SOFTBANK Forums Japan, Inc. believes that its cash on hand and cash flow from operations will be sufficient to enable it to meet its cash operation requirements, including venue rental payments, royalty payments and scheduled payments on capital expenditures along with the repayment requirements of its short-term borrowings. SOFTBANK Forums Japan, Inc. will, however, be subject to general economic conditions and to financial, business and other factors, including factors beyond its control.

                             DESCRIPTION OF BUSINESS

         SOFTBANK Forums Japan, Inc. produces, manages and promotes a portfolio of tradeshows, conferences and other events in Japan. It also provides event marketing services in Japan for the information technology, or IT, industry. SOFTBANK Forums Japan, Inc.'s events provide community, content and commerce for vendors, resellers, large volume end-users and others involved in the IT industry, including consultants and other advisors. SOFTBANK Forums Japan, Inc.'s conferences and tradeshows include NetWorld+Interop, ASP Summit, and customized events. In 2000, SOFTBANK Forums Japan, Inc.'s total revenue was
(Y)2,688.4 million and its net income was (Y)52.3 million.

         In 2000, SOFTBANK Forums Japan, Inc. provided face-to-face marketplaces in Japan for business-to-business marketing, sales and education in the IT industry for more than 130,000 participants at 4 owned and operated events, including co-located events. At these owned and operated events, SOFTBANK Forums Japan, Inc. rents space to exhibitors, receives commissions from third parties who provide services to the exhibitors, charges fees for conferences and sells advertising and sponsorships.

         SOFTBANK Forums Japan, Inc. also produces customized events for specific IT vendors and specific segments of the IT industry. In most cases, SOFTBANK Forums Japan, Inc. runs these customized events on behalf of its client in exchange for management and/or program development fees. In 2000, SOFTBANK Forums Japan, Inc. conducted 33 customized events.

         SOFTBANK Forums Japan, Inc. has events that focus on the full spectrum of the IT industry and others that target particular segments of the industry. Management believes that it can enhance its revenue by creating multiple revenue streams from a portfolio of events with different targeted audiences and limited attendee overlap. SOFTBANK Forums Japan, Inc.'s customized events allow it to build close relationships with individual IT vendors and better understand their products and marketing needs. These relationships also help SOFTBANK Forums Japan, Inc. identify and keep current with emerging trends in the IT industry.

         SOFTBANK Forums Japan, Inc.'s largest event in 2000 was its NetWorld+Interop tradeshow in Tokyo, which focuses on the networking, Internet, and telecommunications sectors of the IT industry. NetWorld+Interop - Tokyo generated (Y)1,236.3 million of revenue in 2000, which represented approximately 46% of SOFTBANK Forums Japan, Inc.'s total revenue for the year. In 2000, customized events produced (Y)977.0 million of revenue, which represented approximately 36% of total revenue for the year. The remaining balance of revenue is generated by smaller events and ancillary income.

         SOFTBANK Forums Japan, Inc. discontinued its production of COMDEX shows in 2000 in order to focus on its vertical events (NetWorld+Interop and ASP Summit) and custom events.

         SOFTBANK Forums Japan, Inc. operates all of its events pursuant to a royalty agreement with Key3Media Events, Inc., a wholly owned subsidiary of Key3Media Group, Inc. In this royalty agreement, SOFTBANK Forums Japan, Inc. agreed to pay to Key3Media Events, Inc. a royalty equal to 20% of the gross margin earned by SOFTBANK Forums Japan, Inc. on all of its events. The royalty agreement was amended in 1999 to change the payment terms from the previous level of 50% of earnings before taxes.

         Tradeshows, conferences, and other business-to-business events provide face-to-face interaction between buyers and sellers and offer educational and networking opportunities for attendees. According to Tradeshow Guidebook 2000 published by POP Inc., there were over 60 major IT-focused tradeshows in Japan in 2000, including some major IT vendors' private events. SOFTBANK Forums Japan, Inc.'s primary competitors include Nikkei Business Publication, with events including World PC Expo, and IDG World Expo Japan, with events including MacWorld.

         SOFTBANK Forums Japan, Inc.'s key vendors include Accost and Fujiya, which provide "decorating" services at its tradeshows. In the tradeshow industry, decorators offer to provide various services to SOFTBANK Forums Japan, Inc. and to exhibitors to assist them create, set up, maintain and remove their exhibits.

         SOFTBANK Forums Japan, Inc. employs approximately 30 people in Japan including sales, marketing, operational, and corporate service personnel. It also employs temporary personnel from time to time. None of its employees are covered by a collective bargaining agreement and management

         SOFTBANK Forums Japan, Inc.'s headquarters are in Tokyo, Japan. It leases all of its offices.


                                LEGAL PROCEEDINGS

         SOFTBANK Forums Japan, Inc. is subject to various claims and legal proceedings arising in the normal course of business. Management of SOFTBANK Forums Japan, Inc. believes that the ultimate liability, if any, in the aggregate will not be material to SOFTBANK Forums Japan, Inc.'s financial position, results of operations or cash flows.

                       BENEFICIAL OWNERSHIP OF MANAGEMENT

         The following table contains information about our common stock beneficially owned by Fredric D. Rosen, Key3Media's current Chairman and Chief Executive Officer, and our four other most highly compensated executive officers, by each of our directors and by all of our directors and executive officers as a group as of June 30, 2001.

                                                         NUMBER OF    PERCENT OF
BENEFICIAL OWNER(1)                                      SHARES (#)    CLASS (%)
---------------------------------------------------      ----------   ----------
Executive officers named in summary compensation table:
Fredric D. Rosen (2).........                            3,810,555      5.3
Jason E. Chudnofsky (3)......                            1,031,250      1.5
Peter B. Knepper (4).........                              438,167     *
Ned S. Goldstein (4).........                              438,167     *
Robert Priest-Heck (5).......                                9,827     *

                                                         NUMBER OF    PERCENT OF
BENEFICIAL OWNER(1)                                      SHARES (#)    CLASS (%)
---------------------------------------------------      ----------   ----------

Our directors:
Fredric D. Rosen.............                            3,810,555      5.3
Edward A. Bennett............                               41,667     *
Jason E. Chudnofsky..........                            1,031,250      1.5
Ronald D. Fisher.............                                2,500     *
Eric Hippeau.................                                5,790     *
James F. Moore...............                                    -     *
John A. Pritzker (6).........                              607,083     *
Michael B. Solomon (7).......                            4,166,667      6.1
G. Andrea Botta (8)..........                            6,277,000      8.4
Pamela C. Alexander..........                               -          *
James A. Wiatt...............                               -          *
Bruce M. Ramer...............                            25,000        *
Our directors and executive officers as a group         17,376,673     23.7
---------------

* Less than one percent.

(1) Amounts disclosed reflect the initial issuance to SOFTBANK America Inc. of 2,955,000 shares of common stock pursuant to Item 1. For purposes of this table, "beneficial ownership" is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, pursuant to which a person or group of persons is deemed to have "beneficial ownership" of common stock that such person or group has the right to acquire within 60 days after June 4, 2001. For purposes of computing the percentage of outstanding common stock held by each person or group, any shares that such person or group has the right to acquire within 60 days after June 4, 2001 are deemed outstanding but are not deemed outstanding for purposes of computing the percentage of any other person or group.
(2) Holding includes 20,000 shares of common stock as trustee for his children's trust and right to acquire beneficial ownership of 3,390,555 shares of common stock within 60 days through the exercise of stock options granted under the Key3Media 2000 Stock Option and Incentive Plan. Mr. Rosen also owns unexercisable options to acquire 322,917 shares of our common stock.
(3) Holding includes right to acquire beneficial ownership of 1,031,250 shares of common stock within 60 days through the exercise of stock options granted under the Key3Media 2000 Stock Option and Incentive Plan. Mr. Chudnofsky also owns unexercisable options to acquire 2,718,750 shares of our common stock.
(4) Holding includes right to acquire beneficial ownership of 354,167 shares of common stock within 60 days through the exercise of stock options granted under the Key3Media 2000 Stock Option and Incentive Plan. Mr. Knepper and Mr. Goldstein each also own unexercisable options to acquire 645,833 shares of our common stock.
(5) Mr. Priest-Heck also owns unexercisable options to acquire 500,000 shares of our common stock.
(6) Holding includes right to acquire beneficial ownership of 177,083 shares of common stock within 60 days through the exercise of stock options granted under the Key3Media 2000 Stock Option and Incentive Plan. Mr. Pritzker also owns unexercisable options to acquire 322,917 shares of our common stock.
(7) Owned by Invemed Catalyst Fund, L.P. Mr. Solomon disclaims beneficial ownership of these securities to the extent of his pecuniary interest therein.
(8) Mr. Botta is a Managing Director of Morgan Stanley & Co. Incorporated and Head of the Private Investment Department, as well as President of PG Investors III, Inc., the general partner of Princes Gate Investors III, L.P. The table includes 6.277,000 shares of common stock which will be exercisable pursuant to warrants to be held by Princes Gate Investors III, L.P., certain affiliates of Morgan Stanley Dean Witter & Co. and certain other investors whose investment manager is PG Investors III, Inc. (the "Investors"). Morgan Stanley Dean Witter & Co., through its affiliates, has shared power to vote or dispose of these 6,277,000 shares of common stock. Mr. Botta disclaims beneficial ownership of any of these 6,277,000 shares.


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         Based on filings made under Section 13(d) and Section 13(g) of the Securities Exchange Act of 1934, as of June 30, 2001, the only persons known by us to be beneficial owners of more than 5% of our common stock were as follows:

                                                         NUMBER OF    PERCENT OF
BENEFICIAL OWNER(1)                                      SHARES (#)    CLASS (%)
---------------------------------------------------      ----------   ----------

SOFTBANK America Inc. (2)..........................       38,699,868     56.9
SOFTBANK Holdings Inc. (3).........................       38,700,190     56.9
SOFTBANK Corp. (4).................................       38,700,190     56.9
Masayoshi Son (5)..................................       38,700,190     56.9
Morgan Stanley Dean Witter & Co. (6)...............        6,277,000      8.4
PO Investors III, Inc. (6).........................        1,227,673      1.8
Princes Gate Investors III, L.P. (6)...............        4,753,052      6.5
Invemed Catalyst Fund, L.P. (7) ...................        4,166,667      6.1
Gotham Capital V, LLC (8) .........................        2,990,100      4.4
Gotham Capital VI, LLC.............................          959,200      1.4
Joel M. Greenblatt (9) ............................        5,297,800      7.8
Robert L. Goldstein (10) ..........................        3,255,100      4.8
Fredric D. Rosen (11) .............................        3,810,555      5.3
---------------

(1) Amounts disclosed reflect the initial issuance to SOFTBANK America Inc. of 2,955,000 shares of common stock pursuant to Item 1. For purposes of this table, "beneficial ownership" is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, pursuant to which a person or group of persons is deemed to have "beneficial ownership" of common stock that such person or group has the right to acquire within 60 days after March 30, 2001. For purposes of computing the percentage of outstanding common stock held by each person or group, any shares that such person or group has the right to acquire within 60 days after March 30, 2001 are deemed outstanding but are not deemed outstanding for purposes of computing the percentage of any other person or group.

(2) SOFTBANK America Inc.'s address is 10 Langley Road, Suite 403, Newton Center, MA 02459.

(3) Includes shares owned by SOFTBANK America Inc. and 645 shares owned by SOFTBANK Kingston Inc., all of which may be deemed to be beneficially owned by SOFTBANK Holdings Inc. SOFTBANK Holdings Inc.'s address is 10 Langley Road, Suite 403, Newton Center, MA 02459.

(4) Includes shares owned by SOFTBANK America Inc. and SOFTBANK Kingston Inc., all of which may be deemed to be beneficially owned by SOFTBANK Corp. SOFTBANK Corp.'s address is 24-1 Nihonbashi-Hakozakicho, Chuo-ku, Tokyo 103, Japan.

(5) Includes shares owned by SOFTBANK America Inc. and SOFTBANK Kingston Inc., all of which may be deemed to be beneficially owned by Mr. Son (who owns 7.95% of SOFTBANK Corp. and is its President). Mr. Son's address is c/o SOFTBANK Corp., 24-1 Nihonbashi-Hakozakicho, Chuo-ku, Tokyo 103, Japan.

(6) Princess Gate Investors, III L.P. owns warrants to acquire 4,753,052 shares of common stock. The general partner of Princes Gate Investors, III L.P. is PG Investors III, Inc. a wholly owned subsidiary of Morgan Stanley Dean Witter & Co. Certain other investors have given PG Investors III, Inc. sole investment management authority over their warrants to acquire 1,227,673 shares of common stock. In addition, Morgan Stanley Dean Witter & Co., through other wholly owned subsidiaries, has shared voting and dispositive power over an additional 296,275 shares of our common stock. Therefore, through its affiliates, Morgan Stanley Dean Witter & Co. has shared power to vote or dispose of 6,277,000 shares of our common stock obtainable upon exercise of the warrants.

(7) Invemed Catalyst Fund, L.P.'s address is 375 Park Avenue, Suite 2205, New York, New York 10152. The general partner of the Fund is Invemed Catalyst GenPar, LLC, a Delaware limited liability company ("Catalyst GenPar"). The managing members of Catalyst GenPar are Gladwyne Catalyst GenPar, LLC, a Delaware limited liability company ("Gladwyne GenPar"), and Invemed Securities, Inc., a New York corporation ("Invemed"). The business address of the Gladwyne GenPar is 435 Devon Park Drive, Building 500, Wayne, PA 19087. The business address of Invemed is 375 Park Avenue, Suite 2205, New York, New York 10152. The members of Gladwyne GenPar are Michael B. Solomon, a United States citizen ("Solomon"), Philip P. Young, a United States citizen ("Young"), Suzanne M. Present, an Australian citizen ("Present"), Robert B. Friedman, a United States citizen ("Friedman"), and Katherine Casoria, a United States citizen ("Casoria"). Catalyst GenPar, as the general partner of the Fund, has the sole power to vote and dispose of the 4,166,667 Shares owned by the Fund. Each of Gladwyne GenPar and Invemed, as managing members of Catalyst GenPar, may be deemed to have shared voting and dispositive power over the Shares. Each of Gladwyne GenPar, Invemed, Solomon, Young, Present, Friedman, Casoria and Langone disclaim beneficial ownership of such Shares for all other purposes.

(8) Shares reported for Gotham V exclude 1,859,000 shares referenced in a "swap" transaction with, and which may be held by Bank of America or an affiliate thereof (the "Swap Counterparty") pursuant to a standard ISDA Master Agreement. Under such agreement, dispositive and voting power over such 1,859,800 shares is held by the Swap Counterparty and Gotham V disclaims beneficial ownership thereof. If such shares were to be deemed in the beneficial ownership of Gotham V, the aggregate amount beneficially owned thereby would be 4,849,900 which represents 7.1% of our outstanding common stock. This amount does not include shares which may be held by partnerships or which the reporting person may be a limited partner.

(9) Shares reported for Joel M. Greenblatt include shares beneficially owned by him individually as well as shares beneficially owned by Gotham V and Gotham VI, which entities may be deemed to be controlled by Mr. Greenblatt, who is the sole Managing Member of Gotham VI and one of two Managing Members of Gotham V. Shares reported for Mr. Greenblatt also include 50,000 shares beneficially owned by a private foundation of which Mr. Greenblatt is the donor and trustee. Shares reported for Mr. Greenblatt exclude the 1,859,800 shares referenced in footnote 8 above. If such shares were to be deemed in the beneficial ownership of Mr. Greenblatt, the aggregate amount indirectly beneficially owned thereby would be 7,157,600, which represents 10.5% of our outstanding common stock.

(10) Shares reported for Robert L. Goldstein include shares beneficially owned by him individually as well as shares beneficially owned by Gotham V, which entity may be deemed to be controlled by Mr. Goldstein, who is a Managing Member thereof. Shares reported for Mr. Goldstein also include 25,000 shares beneficially owned by a private foundation of which Mr. Goldstein is the donor and trustee. Shares reported for Mr. Goldstein exclude the 1,859,800 shares referenced in footnote 8 above. If such shares were to be deemed in the beneficial ownership of Mr. Goldstein, the aggregate amount indirectly beneficially owned thereby would be 5,114,900, which represents 7.5% of our outstanding common stock.

(11) Holding includes 20,000 shares of common stock as trustee for his children's trust and right to acquire beneficial ownership of 3,390,555 shares of common stock within 60 days through the exercise of stock options granted under the Key3Media 2000 Stock Option and Incentive Plan. Mr. Rosen also owns unexercisable options to acquire 322,917 shares of our common stock. Mr. Rosen's business address is at the offices of Key3Media located at 5700 Wilshire Boulevard, Suite 325, Los Angeles, California 90036.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

         SOFTBANK Corp., the parent company of SOFTBANK America Inc., currently has two of its representatives on our Board, Messrs. Fisher and Hippeau. Mr. Ronald D. Fisher is the Vice Chairman of SOFTBANK Holdings, Inc. and through January 1, 2001 was the Vice Chairman of SOFTBANK America Inc. and Mr. Eric Hippeau is the President and Executive Managing Director of SOFTBANK International Ventures.

PRESENCE OF PRINCIPAL ACCOUNTANTS

         No representatives of the principal accountants of Key3Media or SOFTBANK Forums Japan, Inc. will be present at the special meeting and thus will not be available to respond to questions.


                                  OTHER MATTERS

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership of, and transactions in, our securities with the Securities and Exchange Commission. Such directors, executive officers and 10% shareholders are also required to furnish us with copies of all Section 16(a) reports they file.

         Based solely on a review of the copies of such reports we received, and on written representations from certain reporting persons, we believe that all
Section 16(a) filing requirements applicable to our directors, executive officers and 10% shareholders were complied with during fiscal 2000.

INCORPORATION BY REFERENCE

         The SEC's rules allow us to "incorporate by reference" information into this Proxy Statement. This means that we can disclose important information to you by referring you to another document.

         We incorporate by reference into this Proxy Statement the following documents or information filed with the SEC:

         (1) The Current Report on Form 8-K we filed on June 11, 2001 (File No. 001-16061);

         (2) The Prospectus Supplement we filed pursuant to Rule 424(b)(5) on July 6, 2001 (File No. 333-58808);

         (3) The Quarterly Report on Form 10-Q for the quarter ended March 31, 2001 (File No. 001-16061);

         (4) The Annual Report on Form 10-K405 for the year ended December 31, 2000 (File No. 001-16061); and

         (5) All documents filed by Key3Media Group, Inc. under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 after the date of this proxy statement and before the final vote on Item 1.

         These documents contain important information and we refer you in particular to the information provided under the captions (i) in the case of the Form 8-K, "Exhibit 99.1 - Key3Media Group, Inc. - Financial Statements"; (ii) in the case of the Prospectus Supplement, "Risk Factors", "Selected Financial Data" and "Management's Discussion and Analysis of Financial Condition and Results of Operations"; (iii) in the case of the Form 10-Q, "Qualitative and Quantitative Disclosures about Market Risk" and (iv) in the case of the Form 10-K "Changes in and Disagreements with Accountants on Accounting and Financial Disclosure".

         Information contained in this proxy statement will automatically update and, where applicable, supersede any information contained in (1), (2) or (3) above. In addition, any information referred to in this way is considered part of this Proxy Statement from the date we file that document except for any information that is superseded by information subsequently filed with the SEC. Any information filed by us with the SEC after the date of this Proxy Statement and before the final vote on the transaction will automatically update and, where applicable, supersede any information contained in this proxy statement or incorporated by reference in this Proxy Statement.

         A copy of our Annual Report on Form 10-K for the year ended December 31, 2000 (the "2000 Form 10-K") was mailed to each of our stockholders on or about April 16, 2001 along with the proxy materials relating to our Annual Meeting. YOU MAY ALSO OBTAIN A COPY OF ANY OR ALL DOCUMENTS REFERRED TO ABOVE WHICH HAVE BEEN OR MAY BE INCORPORATED BY REFERENCE INTO THIS PROXY STATEMENT WITHOUT CHARGE BY WRITING TO: KEY3MEDIA GROUP, INC., 5700 WILSHIRE BLVD., SUITE 325, LOS ANGELES, CALIFORNIA 90036, ATTN: INVESTOR RELATIONS. Our 2000 Form 10-K is also available through our website at http://www.key3media.com. Our 2000 Form 10-K is not proxy soliciting material.

OTHER MATTERS

         As of the date hereof, there are no other matters that the Board of Directors intends to present, or has reason to believe others will present, at the special meeting. If other matters come before the special meeting, the persons named in the accompanying form of proxy will vote in accordance with respect to such matters.

SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

         Shareholders who, in accordance with the Securities and Exchange Commission's Rule 14a-8, wish to present proposals for inclusion in the proxy materials to be distributed by us in connection with our 2002 Annual Meeting must submit their proposals to our Secretary on or before February 14, 2002. As the rules of the SEC make clear, simple submitting a proposal does not guarantee its inclusion.

         In accordance with our By-laws, in order to be properly brought before the 2002 Annual Meeting, a shareholder's notice of the matter the shareholder wishes to present must be delivered to the Secretary of Key3Media at 5700 Wilshire Blvd., Suite 325, Los Angeles, California 90036, not less than 90 nor more than 120 days prior to the first anniversary of the date of this year's Annual Meeting. As a result, any notice given by or on behalf of a shareholder pursuant to these provisions of our By-laws (and not pursuant to the Securities and Exchange Commission's Rule 14a-8) must be received no earlier than January 15, 2002 and no later than February 14, 2002.

                                     By Order of the Board of Directors



                                     /s/ Ned S. Goldstein
                                     ---------------------------------------
                                     Ned S. Goldstein
                                     Executive Vice President, Secretary and
                                          General Counsel

Los Angeles, California
Dated:  July 25, 2001

PLEASE SIGN THE PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED WITHIN THE UNITED STATES.

SOFTBANK FORUMS JAPAN, INC.
INDEX TO FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULE
ITEMS 14(a)(1) AND 14(a)(2)


                                                                                                PAGE REFERENCE
                                                                                                PROXY STATEMENT
                                                                                                ---------------

UNAUDITED FINANCIAL STATEMENTS

Balance Sheets as of December 31, 2000 and March 31, 2001.......................................       F-2

Profit and Loss Statements for the Three Months ended March 31, 2000 and March 31, 2001.........       F-3

Statements of Cash Flows for the Three Months ended March 31, 2000 and March 31, 2001...........       F-4

Notes to Financial Statements...................................................................       F-5

AUDITED FINANCIAL STATEMENTS

Report of Independent Auditors--ChuoAoyama Audit Corporation....................................       F-13

Balance Sheets--December 31, 1999 and 2000......................................................       F-14

Profit and Loss Statements--Three-year period ended December 31, 2000...........................       F-15

Unaudited Statements of Cash Flows--Three-year period ended December 31, 2000...................       F-16

Notes to Financial Statements...................................................................       F-17


                           SOFTBANK FORUMS JAPAN, INC.
                                 BALANCE SHEETS

                                                                        DECEMBER 31,        MARCH 31,
                                                                           2000               2001
                                                                      ----------------  --------------
                                                                          AUDITED           UNAUDITED
                                                                      ----------------  --------------
                                                                             (Thousands of Yen)
ASSETS
Current assets
    Cash and cash equivalents .......................................  (Y)  531,829      (Y)  674,425
    Accounts receivable - trade .....................................       175,893           515,892
    Allowance for doubtful accounts .................................        (5,002)           (5,002)
                                                                       -------------     -------------
        Net accounts receivable .....................................       170,891           510,890
    Prepaid event expenses ..........................................        14,816            66,204
    Deferred tax assets - current ...................................         6,600             6,600
    Other current assets ............................................         1,002               792
                                                                       -------------     -------------
                Total current assets ................................       725,138         1,258,911

Fixed assets
    Property, plant & equipment, net of accumulated depreciation ....        14,254            13,107

Other assets
    Investment - securities .........................................       107,700              --
    Investment - others .............................................          --               3,356
    Deferred tax assets .............................................           845               845
    Goodwill ........................................................       130,963            98,222
    Software ........................................................         4,738             4,375
                                                                       -------------     -------------
       Total fixed assets and other assets ..........................       258,500           119,905
                                                                       -------------     -------------
           Total assets .............................................  (Y)  983,638      (Y)1,378,816
                                                                       =============     =============

LIABILITIES AND SHAREHOLDER'S EQUITY
Current liabilities
    Accounts payable - trade ........................................  (Y)  251,683      (Y)   89,350
    Short-term loan .................................................       200,000           200,000
    Accrued expenses ................................................        82,394            11,873
    Income taxes payable ............................................        65,899             3,000
    Consumption tax payable .........................................        14,731               677
    Deferred event revenue ..........................................       135,555           935,808
    Withholding taxes ...............................................        12,229             2,508
    Other current liabilities .......................................          --               4,066
                                                                       -------------     -------------
           Total current liabilities ................................       762,491         1,247,282

Non-current liabilities
    Allowance for retirement ........................................         3,700             2,464
                                                                       -------------     -------------
           Total liabilities ........................................       766,191         1,249,746

Shareholder's equity
    Common stock ....................................................       100,000           100,000
    Retained earnings ...............................................       117,447            29,070
                                                                       -------------     -------------
Total shareholder's equity ..........................................       217,447           129,070
                                                                       -------------     -------------
           Total liabilities & shareholder's equity .................  (Y)  983,638      (Y)1,378,816
                                                                       =============     =============


                           SOFTBANK FORUMS JAPAN, INC.
                           PROFIT AND LOSS STATEMENTS
                                   (UNAUDITED)

                                                    For the three months ended
                                                              March 31,
                                                    --------------------------
                                                         2000          2001
                                                         ----          ----
                                                       (Thousands of Yen)

Operating revenue ..............................    (Y)248,669     (Y) 98,058
Cost of sales ..................................       194,683         58,364
                                                    ----------     -----------
    Gross profit ...............................        53,986         39,694

General & administrative expenses ..............       152,173        121,894
Royalty ........................................            --          2,790
                                                    ----------     -----------
    Operating loss .............................       (98,187)       (84,990)

Non-operating income
    Interest income ............................            47            204

Non-operating expenses
    Interest expenses ..........................         1,769            991
    Foreign exchange loss ......................         4,511          2,300
    Other non-operating expenses ...............         2,916            300
                                                    ----------     -----------
Loss before taxes ..............................      (107,336)        (88,377)
                                                    ----------     -----------
Provision for income taxes .....................            --             --
Income tax deferred ............................            --             --
                                                    ----------     -----------

Net loss .......................................      (107,336)        (88,377)
Retained earnings - beginning of period ........        65,192         117,447
                                                    ----------     -----------
Retained earnings (deficit) - end of period ....    (Y)(42,144)     (Y) 29,070
                                                    ==========     ============

                           SOFTBANK FORUMS JAPAN, INC.
                            STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)

                                                    For the three months ended
                                                              March 31,
                                                    --------------------------
                                                         2000          2001
                                                         ----          ----
                                                       (Thousands of Yen)

Cash flows from operating activities:
  Net loss                                            (Y)(107,336)   (Y)(88,377)
  Adjustment to reconcile net loss to net cash
  provided by operating activities:
    Depreciation and amortization                          45,155        34,874
    Provision for retirement benefit, net                  (2,679)       (1,236)
  Changes in operating assets and liabilities:
    Trade receivable                                     (326,702)     (339,999)
    Prepaid event expenses                                (18,036)      (51,388)
    Account payable                                       (60,397)     (162,333)
    Income taxes payable                                        -       (62,899)
    Consumption tax payable                               (16,660)      (14,054)
    Deferred event revenue                                495,474       800,253
    Bad debt allowance                                     (4,938)            -
    Other current assets                                  (11,495)          210
    Accrued expenses                                      (50,189)      (70,521)
    Withholding taxes                                      (9,626)       (9,721)
    Other current liabilities                              75,719         4,066
          Total adjustments                               115,626       127,252
  Net cash provided by operating activities                 8,290        38,875

Cash flows from investing activities:

    Proceeds from investment securities                         -       107,700
    Purchase of properties                                      -          (623)
    (Increase) in investment-other                              -        (3,356)

    Net cash provided by investing activities                   -       103,721

Cash flows from financing activities:

    Increase in short-term loan                           100,000             -

    Net cash provided by financing activities             100,000             -

    Net increase in cash and cash equivalents             108,290       142,596

    Cash and cash equivalents, at beginning of period     195,311       531,829
    Cash and cash equivalents, at end of period        (Y)303,601    (Y)674,425

                           SOFTBANK FORUMS JAPAN, INC.
                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.  IMPORTANT ACCOUNTING POLICIES

  Inventory Valuation Method

         Cost method based on individual asset basis.


  Marketable Securities

         Cost method based on moving average method.


  Depreciation of Fixed Assets

         Declining balance method based on Japanese corporate tax regulations.


  Amortization of Intangible Assets

     Goodwill

         Amortization based on Japanese corporate tax regulations.


     Software

         Straight-line method based on estimated useful life (5 years).


  Allowance

     Allowance for Doubtful Accounts

         The Company provided an allowance for doubtful accounts based on the Company's estimate of uncollectible accounts and the maximum bad debt ratio per Japanese corporate tax regulations.



     Allowance for Retirement

         The Company provides retirement allowance for severance payment of its employees. The Company computes the retirement allowance based upon 40% of required amount on the assumption that all employees will retire voluntarily at the balance sheet date.


Treatment of Consumption Tax

         The consumption tax and special local consumption tax have been accounted separately.


2.  ACCUMULATED DEPRECIATION OF FIXED ASSETS

                                                           March 31,
                                                --------------------------------
                                                    2000             2001
                                                    ----             ----
                                                        (in thousands)
                                                       (Y)              (Y)
    Accumulated Depreciation of Fixed Assets        18,655           24,681

                           SOFTBANK FORUMS JAPAN, INC.
             NOTES TO FINANCIAL STATEMENTS (UNAUDITED) - (CONTINUED)


3.  DUE FROM / TO SHAREHOLDERS

                                                           March 31,
                                                --------------------------------
                                                    2000             2001
                                                    ----             ----
                                                        (in thousands)
    Receivable                                  (Y)  2,769       (Y)  1,946
    Payable                                     (Y)101,102       (Y)  4,858


4.  LIABILITIES DENOMINATED IN FOREIGN CURRENCY

                                                           March 31,
                                                --------------------------------
                                                    2000             2001
                                                    ----             ----
                                                        (in thousands)
    Payable in JP(Y)                            (Y) 69,891       (Y)  2,789
    Payable in US $                              $     638        $      21


5.  TRANSACTIONS WITH SHAREHOLDERS
                                                  For the three months ended
                                                           March 31,
                                                --------------------------------
                                                    2000             2001
                                                    ----             ----
                                                        (in thousands)

    Sales                                       (Y)  2,000       (Y)  2,927
    Cost of sales                               (Y)  1,050       (Y)  1,100


6.  EARNINGS (LOSS) PER SHARE (IN YEN)

                                                  For the three months ended
                                                           March 31,
                                                --------------------------------
                                                    2000             2001
                                                    ----             ----

    Earnings (loss) per share                   (Y)(178,893)     (Y)(1,252)

                           SOFTBANK FORUMS JAPAN, INC.
             NOTES TO FINANCIAL STATEMENTS (UNAUDITED) - (CONTINUED)

7.  SCHEDULE OF COMMON STOCK AND ADDITIONAL PAID IN CAPITAL

   (Thousands of Yen)

         Items           Beginning Balance   Increase   Decrease  Ending Balance
         -----           -----------------   --------   --------  --------------

For the three months ended March 31, 2000
-----------------------------------------
Number of shares issued       600 shares      0 share    0 share     600 shares
Common stock                (Y) 30,000             --         --    (Y)  30,000

For the three months ended March 31, 2001
-----------------------------------------
Number of shares issued    70,600 shares      0 share    0 share   70,600 shares
Common stock               (Y) 100,000             --         --     (Y) 100,000
Note:

The company issued new shares to third parties on the following dates, October 18, 19, 20 and 21, 2000.


8.  SCHEDULE OF LOANS

    Short-term Loan

    (in thousands)
         Loan            Beginning Balance      Ending Balance       Net Change
         -----           -----------------      --------------       ----------

March 31, 2000
--------------
Daiichi-Kangyo Bank         (Y) 300,000          (Y) 300,000                 --

SOFTBANK Publishing Inc.             --          (Y) 100,000        (Y) 100,000

March 31, 2001
--------------
Daiichi-Kangyo Bank         (Y) 200,000          (Y) 200,000                  --

                           SOFTBANK FORUMS JAPAN, INC.
             NOTES TO FINANCIAL STATEMENTS (UNAUDITED) - (CONTINUED)


9.  SCHEDULE OF ACQUISITION, DISPOSITION AND DEPRECIATION OF FIXED ASSETS

     March 31, 2000 (in thousands)

                                                                                                     % of
                        Beginning                                         Ending    Accumulated   Accumulated
        Type             Balance    Increase   Decrease   Depreciation   Balance   Depreciation  Depreciation
        ----             -------    --------   --------   ------------   -------   ------------  ------------

FIXED ASSETS:
Improvement            (Y)  3,209   (Y)   --   (Y)   --   (Y)   131    (Y)  3,078    (Y)  1,511       32.9%
Equipment                  13,248         --         --       1,452        11,796        17,144       59.2%
                       ----------   --------   --------   ---------    ----------    ----------       -----
    Total              (Y) 16,457   (Y)   --   (Y)   --   (Y) 1,583    (Y) 14,874    (Y) 18,655       55.6%
                       ==========   ========   ========   =========    ==========    ==========       =====

INTANGIBLE ASSETS:

Goodwill               (Y)304,240   (Y)   --   (Y)   --   (Y)43,320    (Y)260,920
Software                       --      3,592         --         252         3,340
                       ----------   --------   --------   ---------    ----------
    Total              (Y)304,240   (Y)3,592         --   (Y)43,572    (Y)264,260
                       ==========   ========   ========   =========    ==========

INVESTMENTS:

Investments            (Y) 50,000   (Y)   --   (Y)   --   (Y)    --    (Y) 50,000
Long-term prepaid
  expense                   3,746         --      3,746          --            --
Deferred tax           (Y) 18,975   (Y)   --   (Y)   50   (Y)    --    (Y) 18,925
                       ----------   --------   --------   ---------    ----------

       Total           (Y) 72,721   (Y)   --   (Y)3,796   (Y)    --    (Y) 68,925
                       ==========   ========   ========   =========    ==========



March 31, 2001 (in thousands)

                                                                                                     % of
                        Beginning                                         Ending    Accumulated   Accumulated
        Type             Balance    Increase    Decrease   Depreciation   Balance   Depreciation  Depreciation
        ----             -------    --------    --------   ------------   -------   ------------  ------------

FIXED ASSETS:
Improvement            (Y)  2,684   (Y)   --   (Y)    --   (Y)   110    (Y)  2,574   (Y)   2,014       43.9%
Equipment                  11,570        623          --       1,660        10,533        22,667       68.3%
                       ----------   --------   ---------   ---------    ----------   -----------       -----
       Total           (Y) 14,254   (Y)  623   (Y)    --   (Y) 1,770    (Y) 13,107   (Y)  24,681       65.3%
                       ==========   ========   =========   =========    ==========   ===========       =====

INTANGIBLE ASSETS:
Goodwill               (Y)130,963   (Y)   --   (Y)    --   (Y)32,741    (Y) 98,222
Software                    4,737         --          --         362         4,375
                       ----------   --------   ---------   ---------    ----------
       Total           (Y)135,700   (Y)   --   (Y)    --   (Y)33,103    (Y)102,597
                       ==========   ========   =========   =========    ==========

INVESTMENTS:
Investments            (Y)107,700   (Y)   --   (Y)107,700  (Y)    --    (Y)     --
Long-term prepaid
  expense                      --         --           --         --            --
Deferred tax                1,560         --           --         --         1,560
                       ----------   --------   ---------   ---------    ----------
       Total           (Y)109,260   (Y)   --   (Y)107,700  (Y)    --    (Y)  1,560
                       ==========   ========   =========   =========    ==========

                           SOFTBANK FORUMS JAPAN, INC.
             NOTES TO FINANCIAL STATEMENTS (UNAUDITED) - (CONTINUED)

10.  SCHEDULE OF ALLOWANCE

                                                           March 31,
                                                --------------------------------
                                                    2000             2001
                                                    ----             ----
                                                        (in thousands)
    Allowance for doubtful accounts:
        Beginning balance                       (Y) 7,676       (Y)  5,002
        Increase                                        -                -
        Decrease                                    4,938                -
                                                ---------       ----------
        Ending balance                          (Y) 2,738       (Y)  5,002
                                                =========       ==========
    Retirement Allowance:
        Beginning balance                       (Y) 2,679       (Y)  3,700
        Increase                                     1,268               -
        Decrease                                         -           1,236
                                                ----------      ----------
        Ending balance                          (Y) 3,947       (Y)  2,464
                                                ==========      ===========


11.  SCHEDULE OF RECEIVABLE AND PAYABLE FROM / TO SHAREHOLDERS

                                                           March 31,
                                                --------------------------------
                                                    2000             2001
                                                    ----             ----
                                                        (in thousands)
    Short-term receivable
       SOFTBANK Publishing Inc.
           Receivable - other                   (Y)   2,769     (Y)  1,946
    Short-term liabilities
       SOFTBANK Media and Marketing Corp.
           Payable - other                      (Y)       -     (Y)  3,703
           Loan                                 (Y) 100,000     (Y)      -
       SOFTBANK Publishing Inc.
           Payable - other                      (Y)   1,102     (Y)  1,155

                           SOFTBANK FORUMS JAPAN, INC.
             NOTES TO FINANCIAL STATEMENTS (UNAUDITED) - (CONTINUED)

12.  SCHEDULE OF TRANSACTIONS WITH SHAREHOLDERS

For the three months ended March 31, 2001 (in thousands)

--------------------------------------------------------------------------------------------------------------
                                                      Three months ended
       Name           Contents                           March 31, 2001                         March 31, 2001
--------------------------------------------------------------------------------------------------------------
                                   Revenue on                               Beginning Balance    (Y)  1,210
                                   conference (event)     (Y)  2,927        ----------------------------------
                    Ordinary                                                Ending Balance       (Y)  1,946
                    transaction    ---------------------------------------------------------------------------
SOFTBANK                           Advertising cost                         Beginning Balance    (Y)  1,102
Publishing Inc.                                           (Y)  1,100        ----------------------------------
                                                                            Ending Balance       (Y)  1,155
                    ------------------------------------------------------------------------------------------
                    Other than     Recovery cost                            Beginning Balance    (Y)     --
                    ordinary                              (Y)    660        ----------------------------------
                                                                            Ending Balance       (Y)     --
--------------------------------------------------------------------------------------------------------------
                    Ordinary       Revenue on                               Beginning Balance    (Y)     --
                    transaction    converence (event)     (Y)     --        ----------------------------------
SOFTBANK Media                                                              Ending Balance       (Y)     --
and Marketing                      ---------------------------------------------------------------------------
Corp.                              Out source service                       Beginning Balance    (Y)  5,730
                                   etc.                   (Y)  12,122       ----------------------------------
                                                                            Ending Balance       (Y)  3,703
--------------------------------------------------------------------------------------------------------------

For the three months ended March 31, 2000 (in thousands)

--------------------------------------------------------------------------------------------------------------
                                                      Three months ended
       Name           Contents                           March 31, 2001                         March 31, 2001
--------------------------------------------------------------------------------------------------------------
                                   Revenue on                               Beginning Balance    (Y)     --
                                   conference (event)     (Y)  2,000        ----------------------------------
                    Ordinary                                                Ending Balance       (Y)  2,100
                    transaction    ---------------------------------------------------------------------------
SOFTBANK                           Advertising cost                         Beginning Balance    (Y)     --
Publishing Inc.                                           (Y)  1,050        ----------------------------------
                                                                            Ending Balance       (Y)  1,102
                    ------------------------------------------------------------------------------------------
                    Other than     Recovery cost                            Beginning Balance    (Y)     --
                    ordinary                              (Y)    638        ----------------------------------
                                                                            Ending Balance       (Y)    669
--------------------------------------------------------------------------------------------------------------
                    Ordinary       Revenue on                               Beginning Balance    (Y)     --
                    transaction    converence (event)     (Y)     --        ----------------------------------
SOFTBANK Media                                                              Ending Balance       (Y)     --
and Marketing                      ---------------------------------------------------------------------------
Corp.                              Out source service                       Beginning Balance    (Y)     --
                                   etc.                   (Y) 100,000       ----------------------------------
                                                                            Ending Balance       (Y)100,000
--------------------------------------------------------------------------------------------------------------

                           SOFTBANK FORUMS JAPAN, INC.
             NOTES TO FINANCIAL STATEMENTS (UNAUDITED) - (CONTINUED)

13.  SCHEDULE OF COMPENSATION TO DIRECTORS AND STATUTORY AUDITORS

                                                   For the three months ended
                                                           March 31,
                                                --------------------------------
                                                    2000             2001
                                                    ----             ----
                                                        (in thousands)
Directors
   Number of people                                      1                2
   Amount                                       (Y)  5,074       (Y)  5,114
Statutory Auditors
   Number of people                                      -                 -
   Amount                                       (Y)      -       (Y)       -
                                                ----------       -----------
Total                                           (Y)  5,074       (Y)   5,114
                                                ==========       ===========

                           SOFTBANK FORUMS JAPAN, INC.
             NOTES TO FINANCIAL STATEMENTS (UNAUDITED) - (CONTINUED)

14.  SCHEDULE OF SELLING, GENERAL AND ADMINISTRATIVE EXPENSES

                                                           March 31,
                                                --------------------------------
                                                    2000             2001
                                                    ----             ----
                                                        (in thousands)
Salary                                        (Y)  41,190       (Y)  43,195
Bonus                                              35,391             8,573
Retirement                                              -             2,123
Contribution to Pension Fund                          951             3,746
Welfare                                             6,033             5,916
Due and Subscription                                1,030             1,024
Communication                                         718             1,662
Travel and Transportation                           2,149             1,576
Entertainment                                         672               257
Meeting                                               331               150
Research                                              714                 -
Promotion                                              15                 -
Recruiting                                              -             1,275
Training                                               46                 9
Delivery                                              146               105
Rent                                                7,663             5,456
Insurance                                             185               257
Office Supply                                       1,253             2,048
Repair and Maintenance                              1,329             2,703
Utilities                                           1,841               722
Enterprise Tax                                        968                 -
Taxes                                                 552               102
Out Source Expense                                  1,904             2,050
Attorney and Audit                                      -             1,075
Depreciation                                        1,583             1,770
Amortization of Goodwill                           43,320            32,741
Amortization of Software                              252               362
Royalty                                                 -             2,790
Miscellaneous expenses                              1,937             2,997
                                              -----------       -----------
          Total                               (Y) 152,173       (Y) 124,684
                                              ============      ===========

Entertainment expense includes donation the Company provided.

                                   TRANSLATION

                         REPORT OF INDEPENDENT AUDITORS

MR. HIROYUKI SUGANO
PRESIDENT AND REPRESENTATIVE DIRECTOR,
SOFTBANK FORUMS JAPAN, INC.

Upon the request of SOFTBANK Forums, Japan Inc. (hereinafter referred to as the "Company"), we have audited the balance sheets as of December 31, 1998, 1999 and 2000 and the profit & loss statements and proposal for appropriations of retained earnings and supplementary schedules (limited to the accounting figures therein) of the Company for the years then ended. Accounting figures contained in the supplementary schedules, which were subject to the audit, are those based on the accounting books and records of the Company.

Our audits were made in accordance with generally accepted auditing standards in Japan and all relevant auditing procedures were carried out as are normally required.

As a result of our examination, it is our opinion that:

     (1) The balance sheets and profit and loss statements present fairly the financial position and results of operation of the Company in conformity with the applicable laws and regulations of Japan and the Articles of Incorporation.
     (2) The proposed appropriations of retained earnings are presented in conformity with the applicable laws and regulations of Japan and the Articles of Incorporation.
     (3) There is nothing to be mentioned in respect of the supplementary schedules (limited to the accounting figures included therein) in accordance with the provision of the Commercial Code of Japan.

We have no interest in or relationship with the Company which is required to be disclosed pursuant to the provisions of the Certified Public Accountants Law of Japan.





Yoshio Kikuhara, CPA
Representative and Engagement Partner
ChuoAoyama Audit Corporation
Tokyo, Japan
June 30, 2001


Notice to readers

The accompanying financial statements are not intended to present the financial position and results of operations in accordance with accounting principles and practices generally accepted in countries and jurisdictions other than Japan. The standards, procedures and practices to audit such financial statements are those generally accepted in Japan.

                           SOFTBANK FORUMS JAPAN, INC.
                                 BALANCE SHEETS

                                                                         DECEMBER 31,     DECEMBER 31,
                                                                             1999             2000
                                                                              (Thousands of Yen)
ASSETS
Current assets
   Cash and cash equivalents.........................................     (Y)195,311      (Y)531,829
   Accounts receivable - trade.......................................        308,969         175,893
   Allowance for doubtful accounts...................................         (7,676)         (5,002)
                                                                          -----------     -----------
      Net accounts receivable........................................        301,293         170,891
   Prepaid event expenses............................................         15,832          14,816
   Deferred tax assets - current.....................................              -           6,600
   Other current assets..............................................         67,774           1,002
                                                                          -----------     -----------
         Total current assets........................................        580,210         725,138

Fixed assets
   Property, plant & equipment, net of accumulated depreciation......         16,457          14,254

Other assets
   Investment - securities...........................................         50,000         107,700
   Deferred tax assets  .............................................         18,975             845
   Goodwill..........................................................        304,240         130,963
   Software..........................................................          3,747           4,738
                                                                          -----------     -----------
         Total fixed assets and other assets.........................        393,419         258,500
                                                                          -----------     -----------
             Total assets............................................     (Y)973,629      (Y)983,638
                                                                          ===========     ===========

LIABILITIES AND SHAREHOLDER'S EQUITY
Current liabilities
   Accounts payable - trade..........................................     (Y)257,451      (Y)251,683
   Short-term loan...................................................        300,000         200,000
   Accrued expenses .................................................         68,980          82,394
   Income taxes payable..............................................             --          65,899
   Consumption tax payable...........................................         29,094          14,731
   Deferred tax liabilities - current................................          6,134              --
   Deferred event revenue............................................        201,542         135,555
   Withholding taxes.................................................         12,557          12,229
                                                                          -----------     -----------
         Total current liabilities...................................        875,758         762,491

Non-current liabilities
   Allowance for retirement..........................................          2,679           3,700
                                                                          -----------     -----------

         Total liabilities...........................................        878,437         766,191

Shareholder's equity
   Common stock......................................................         30,000         100,000
   Retained earnings.................................................         65,192         117,447
                                                                          -----------     -----------
Total shareholder's equity...........................................         95,192         217,447
                                                                          -----------     -----------
             Total liabilities & shareholder's equity................      (Y)973,629     (Y)983,638
                                                                          ===========     ===========


                           SOFTBANK FORUMS JAPAN, INC.
                           PROFIT AND LOSS STATEMENTS

                                                                            YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------------------
                                                              1998               1999                2000
                                                              ----               ----                ----
                                                                            (Thousands of Yen)

Operating revenue..............................        (Y) 2,474,463      (Y) 1,891,208       (Y) 2,688,381
Cost of sales..................................            1,440,144          1,160,306           1,824,310
                                                       -------------      -------------       -------------
        Gross profit...........................            1,034,319            730,902             864,071

General & administrative expenses                            717,853            577,839             571,693
Royalty........................................              150,805            150,536             160,720
                                                       -------------      -------------       -------------
        Operating income ......................              165,661              2,527             131,658

Non-operating income
   Interest income.............................                1,617                204                 161
   Foreign exchange gain.......................               16,976              4,959                  --
   Other non-operating income..................                  139                 --               2,637

Non-operating expenses
   Interest expenses...........................               14,081              8,522               6,308
   Foreign exchange loss.......................                   --                 --               7,393
                                                       -------------      -------------       -------------
        Ordinary income (loss).................              170,312               (832)            120,755
                                                       -------------      -------------       -------------

Special gain
   Reversal of allowance for doubtful accounts.                   --             11,422               2,996
   Prior year adjustment.......................                5,500                 --                  --
Special loss
   Loss on disposal of equipment...............                  273             15,905                 201
                                                       -------------      -------------       -------------
Income (loss) before taxes.....................              175,539             (5,315)            123,550
                                                       -------------      -------------       -------------
Provision for income taxes.....................              103,618              1,705              65,899
Income tax deferred............................                   --              7,474               5,396
                                                       -------------      -------------       -------------

Net income (loss)..............................               71,921            (14,494)             52,255
Retained earnings (deficit) - beginning of
 year..........................................              (12,550)            59,371              65,192
Prior year cumulative effect of adoption of
 tax effect accounting........................                    --             20,315                  --
                                                       -------------      -------------       -------------
Retained earnings -end of year................         (Y)    59,371       (Y)   65,192        (Y)  117,447
                                                       =============      =============       =============

                           SOFTBANK FORUMS JAPAN, INC.
                            STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)

                                                                     YEARS ENDED DECEMBER 31,
                                                              --------------------------------------
                                                                  1998           1999           2000
                                                                  ----           ----           ----
                                                                         (Thousands of Yen)
Cash flows from operating activities:

   Net income (loss)                                          (Y) 71,921    (Y) (14,494)    (Y) 52,255
   Adjustment to reconcile net income (loss) to net
   cash provided by operating activities:
     Depreciation and amortization                               181,935        181,549        180,205
     Provision for deferred taxes                                     --          7,474          5,396
     Provision for retirement benefit, net                            --          2,679          1,021
   Changes in operating assets and liabilities:
     Trade receivable                                            (80,047)       (82,236)       133,076
     Prepaid event expenses                                        7,438         16,490          1,016
     Accounts payable                                           (123,801)       156,368         (5,768)
     Income taxes payable                                         61,919       (108,919)        65,899
     Consumption tax payable                                          --         29,094        (14,363)
     Deferred event revenue                                     (103,064)        77,801        (65,987)
     Allowance for doubtful accounts                              16,611        (12,960)        (2,674)
     Other current assets                                            420        (67,289)        66,772
     Accrued expenses                                            (23,297)       (30,946)        13,414
     Other current liabilities                                    15,470        (23,193)            --
     Withholding taxes                                             8,730         (7,779)          (328)
            Total adjustments                                    (37,686)       138,133        377,679
     Net cash provided by operating activities                    34,235        123,639        429,934

Cash flows from investing activities:

      Purchase of investment securities                               --        (50,000)       (57,700)
      Purchase of properties                                      (5,333)        (4,836)        (3,644)
      Purchase of software                                            --         (3,830)        (2,072)

      Net cash used in investing activities                       (5,333)       (58,666)       (63,416)

Cash flows from financing activities:

      Increase (decrease) in short-term loan                     400,000       (100,000)      (100,000)
      Repayment of long-term loan                               (823,000)            --             --
      Issuance of common shares                                       --             --         70,000

      Net cash used in financing activities                     (423,000)      (100,000)       (30,000)

      Net increase (decrease) in cash and cash equivalents      (394,098)       (35,027)       336,518

      Cash and cash equivalents - beginning of year              624,436        230,338        195,311
      Cash and cash equivalents - end of year                (Y) 230,338    (Y) 195,311    (Y) 531,829


                           SOFTBANK FORUMS JAPAN, INC.
                          NOTES TO FINANCIAL STATEMENTS

1.  IMPORTANT ACCOUNTING POLICIES

  Inventory Valuation Method

         Cost method based on individual asset basis.

  Marketable Securities

         Cost method based on moving average method.

  Depreciation of Fixed Assets

         Declining balance method based on Japanese corporate tax regulations.

The Company decreased capital expenditure criteria from over (Y)200,000 to over
(Y)100,000 in 1999 in conformity with revision of Japanese tax regulations. Capital expenditures between (Y)200,000 and (Y)100,000 are depreciated on a straight-line basis over three years. The effect of the change is not considered material.

  Amortization of Intangible Assets

     Goodwill

         Amortization based on Japanese corporate tax regulations.

     Software

         Straight-line method based on estimated useful life (5 years)

         Based on a change of accounting rule (JICPA Committee Report 12), the Company changed the amortization of Software from Japanese tax method to the Straight-line method over estimated useful life (5 years) in 2000. At the same time, the capitalized amount was reported as "Software" instead of "Long-term prepaid expense" on the balance sheets.

  Allowance

      Allowance for Doubtful Accounts

         The Company provided on allowance for doubtful accounts based on the Company's estimate of uncollectible accounts and the maximum bad debt ratio per Japanese corporate tax regulations.

     Allowance for Retirement

         The Company provides retirement allowance for severance payment of its employees. The Company computes the retirement allowance based upon 40% of required amount on the assumption that all employees will retire voluntarily at the balance sheet date.

Treatment of Consumption Tax

         The consumption tax and special local consumption tax have been accounted separately.

                           SOFTBANK FORUMS JAPAN, INC.
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

2.  ENTERPRISE TAX

         Enterprise tax used to be included in "General and administrative expenses," but is included in "Provision for income taxes" starting fiscal year 1999. However, the amount of enterprise tax was zero in 1999 and, therefore, there was no impact on financial statements.


         Enterprise tax payable was presented as "Enterprise tax payable" prior to fiscal year 1999, but is included in "Income taxes payable" in 1999.


3.  ADOPTION OF TAX EFFECT ACCOUNTING FOR THE YEAR ENDED DECEMBER 31, 1999


         Based on a provisory clause of appendix section 2 in "Partially revised regulation for Corporations' balance sheet, profit and loss statement, business report and footnote" (1998 Ministry of Justice Circular No. 53), the Company decided early adoption of tax effect accounting.

         Due to this adoption, net income for the year ended December 31, 1999 was increased by (Y)7,473 thousand and retained earnings at December 31, 1999 was increased by (Y)12,841 thousand, as compared with the amounts which would have been reported if the previous method had been applied.


         Due to new tax laws regulated on March 31, 1999, effective tax rates of corporate income tax, etc. changed from 48.0% to 42.1%. Fiscal year ended December 31, 1999 is the first year for the application of tax effect accounting. Effective tax rate of 42.1% was used.


4.  ACCUMULATED DEPRECIATION OF FIXED ASSETS

                                                         December 31,
                                                -------------------------------
                                                    1999               2000
                                                    ----               ----
                                                       (in thousands)

Accumulated Depreciation of Fixed Assets        (Y) 17,020        (Y)  22,911


5.  DUE FROM / TO SHAREHOLDERS

                                                         December 31,
                                                -------------------------------
                                                    1999               2000
                                                    ----               ----
                                                       (in thousands)

Receivable                                      (Y)     --        (Y)   1,210
Payable                                         (Y)    954        (Y)   5,730

                           SOFTBANK FORUMS JAPAN, INC.
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

6.  LIABILITIES DENOMINATED IN FOREIGN CURRENCY


                                                         December 31,
                                                -------------------------------
                                                    1999               2000
                                                    ----               ----
                                                       (in thousands)

Payable in JP(Y)                                (Y) 65,359         (Y) 78,493
Payable in US $                                  $     638          $     686


7.  TRANSACTIONS WITH SHAREHOLDERS

                                             Years ended December 31,
                                    -------------------------------------------
                                    1998            1999               2000
                                    ----            ----               ----
                                               (in thousands)

Sales                            (Y)    168        (Y)   475        (Y) 11,078
Cost of sales                    (Y) 15,192         $  5,228         $  32,225
Non-operating transaction        (Y) 39,446         $     --         $      --


8.  EARNINGS (LOSS) PER SHARE (IN YEN)

                                             Years ended December 31,
                                    -------------------------------------------
                                    1998            1999               2000
                                    ----            ----               ----
                                               (in thousands)

Earnings (loss) per share        (Y)119,867.43    (Y)(24,155.98)    (Y)3,700.56


9.  PROPOSED APPROPRIATIONS OF RETAINED EARNINGS (IN YEN)

                                                December 31,
                                    -------------------------------------------
                                    1998            1999               2000
                                    ----            ----               ----

Retained earnings                (Y)59,370,666   (Y)65,191,962   (Y)117,446,818

Appropriation of retained
   earnings                                --              --               --
                                 -------------   -------------   --------------
Carry forward to next year       (Y)59,370,666   (Y)65,191,962   (Y)117,446,818
                                 =============   =============   ==============

                           SOFTBANK FORUMS JAPAN, INC.
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

10.  SCHEDULE OF COMMON STOCK AND ADDITIONAL PAID IN CAPITAL

   (Thousands of Yen)

           Items             Beginning Balance           Increase         Decrease     Ending Balance
           -----             -----------------           --------         --------     --------------
For the year ended December 31, 1999
------------------------------------

Number of  shares issued         600 shares                 0 share        0 share          600 shares
Common stock                     (Y)   30,000                    --             --       (Y)  30,000

For the year ended December 31, 2000
------------------------------------
Number of  shares issued         600 shares            70,000 shares       0 share       70,600 shares
Common stock                     (Y)   30,000           (Y)   70,000            --       (Y) 100,000


Note:

The Company issued new shares with no par value to third parties on the following dates, October 18, 19, 20 and 21 in 2000.



11.  SCHEDULE OF LOANS

  Short-term Loan

      (in thousands)

       Loan             Beginning Balance    Ending Balance       Net Change
       ----             -----------------    --------------       ----------
December 31, 2000
-----------------
Daiichi-Kangyo Bank        (Y)  300,000      (Y)  200,000       (Y) (100,000)

December 31, 1999
-----------------
Daiichi-Kangyo Bank        (Y)  400,000      (Y)  300,000       (Y) (100,000)

                           SOFTBANK FORUMS JAPAN, INC.
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

12.  SCHEDULE OF ACQUISITION, DISPOSITION AND DEPRECIATION OF FIXED ASSETS

December 31, 2000 (in thousands)
--------------------------------

                                                                                                                 % of
                              Beginning                                                Ending      Accumulated   Accumulated
          Type                 Balance       Increase     Decrease    Depreciation     Balance    Depreciation  Depreciation
          ----                 -------       --------     --------    ------------     -------    ------------  ------------

FIXED ASSETS:
Improvement                 (Y)   3,209     (Y)    --    (Y)    --     (Y)    525    (Y)  2,684    (Y)  1,905       41.5%
Equipment                        13,248         3,845          201          5,322        11,570        21,006       64.4%
                            -----------     ---------    ---------     ----------    ----------    ----------       ------
       Total                (Y)  16,457     (Y) 3,845    (Y)   201     (Y)  5,847    (Y) 14,254    (Y) 22,911       61.6%
                            ===========     =========    =========     ==========    ==========    ==========       ======

INTANGIBLE ASSETS:
Goodwill                    (Y) 304,240     (Y)    --    (Y)    --     (Y)173,277    (Y)130,963
Software                    (Y)      --         5,818           --          1,081         4,737
                            -----------     ---------    ---------     ----------    ----------
       Total                (Y) 304,240     (Y) 5,818    (Y)    --     (Y)174,358    (Y)135,700
                            ===========     =========    =========     ==========    ==========

INVESTMENTS:
Investments                 (Y)  50,000     (Y)57,700    (Y)    --     (Y)     --    (Y)107,700
Long-term prepaid expense         3,746            --        3,746             --            --
Deferred tax assets              18,975            --       17,415             --         1,560
                            -----------     ---------    ---------     ----------    ----------
          Total             (Y)  72,721     (Y)57,700    (Y)21,161     (Y)     --    (Y)109,260
                            ===========     =========    =========     ==========    ==========

Notes:

1.    Increase of equipment is due to the acquisition of server ((Y)2,746 thousand).

2.    Increase of software is due to the transfer from Long-term prepaid expense ((Y)3,746 thousand).

3.    Increase of investment is due to the acquisition of "Click2learn Japan K.K."

4.    Decrease of deferred tax assets is mainly due to use of tax net operating loss.


                           SOFTBANK FORUMS JAPAN, INC.
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

December 31, 1999 (in thousands)

                                                                                                                 % of
                              Beginning                                                Ending      Accumulated   Accumulated
          Type                 Balance       Increase     Decrease    Depreciation     Balance    Depreciation  Depreciation
          ----                 -------       --------     --------    ------------     -------    ------------  ------------

FIXED ASSETS:
Improvement                 (Y)  3,837     (Y)     --    (Y)     --    (Y)     628   (Y)  3,209    (Y)  1,379       30.0%
Equipment                       15,203          4,836            --          6,791       13,248        15,641       54.2%
                            ----------     ----------    ----------    -----------   ----------    ----------       ------
      Total                 (Y) 19,040     (Y)  4,836    (Y)     --    (Y)   7,419   (Y) 16,457    (Y) 17,020       50.9%
                            ==========     ==========    ==========    ===========   ==========    ==========       ======

INTANGIBLE ASSETS:

Goodwill                    (Y)477,517     (Y)     --    (Y)     --    (Y)173,277    (Y)304,240
                            ==========     ==========    ==========    ===========   ==========

INVESTMENTS:
Investments                 (Y)     --     (Y) 50,000    (Y)     --    (Y)     --    (Y) 50,000

Long-term prepaid expense          769          3,830            --           853         3,746
Deferred tax assets                 --         18,975            --            --        18,975
                            ----------     ----------    ----------    -----------   ----------
          Total             (Y)    769     (Y) 72,805    (Y)     --    (Y)    853    (Y) 72,721
                            ==========     ==========    ==========    ===========   ==========


Notes:

  1. Increase of investment is due to acquisition of Compass Corp.
  2. Increase of deferred tax asset is due to the newly adopted tax effect accounting in 1999.



13.  SCHEDULE OF ALLOWANCE

                                                      December 31,
                                            ------------------------------
                                                  1999              2000
                                                  ----              ----
                                                     (in thousands)
Allowance for doubtful accounts
    Beginning balance                       (Y)    20,635      (Y)    7,676
    Increase                                           --             5,002
    Decrease                                      (12,959)           (7,676)
                                            -------------      -------------
    Ending balance                          (Y)     7,676      (Y)    5,002
                                            =============      =============

Retirement allowance
    Beginning balance                       (Y)        --      (Y)    2,679
    Increase                                        2,679             3,236
    Decrease                                           --           (2,215)
                                            -------------      -------------
    Ending balance                          (Y)     2,679      (Y)    3,700
                                            =============      =============

Note:

Decrease of allowance for doubtful accounts includes (Y)4,681 thousand and
(Y)11,422 thousand of reversal of allowance under Japanese Tax rules in 2000 and 1999, respectively.

                           SOFTBANK FORUMS JAPAN, INC.
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

14.  SCHEDULE OF RECEIVABLE AND PAYABLE FROM / TO SHAREHOLDERS

                                                          December 31,
                                           ------------------------------------
                                                 1998         1999        2000
                                                 ----         ----        ----
                                                       (in thousands)
Short-term receivable
  SOFTBANK Publishing Inc.
      Receivable - other                   (Y)      --   (Y)     --   (Y) 1,210


Short-term liabilities
  SOFTBANK Media and Marketing Corp.
      Payable - other                      (Y)      --   (Y)     --   (Y) 5,730
  SOFTBANK Publishing Inc.
     Payable - other                       (Y)      --   (Y)    954   (Y)    --

  SOFTBANK Corp.
     Payable - other                       (Y)   4,173   (Y)     --   (Y)    --

                           SOFTBANK FORUMS JAPAN, INC.
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

15.  SCHEDULE OF TRANSACTIONS WITH SHAREHOLDERS

Year ended December 31, 2000 (in thousands)
--------------------------------------------------------------------------------------------------------------
                                                          Year ended
                                                         December 31,                            December 31,
       Name           Contents                               2000                                   2000
--------------------------------------------------------------------------------------------------------------
                                   Revenue on                               Beginning Balance    (Y)     --
                                   conference (event)     (Y)  6,450        ----------------------------------
                    Ordinary                                                Ending Balance       (Y)  1,210
                    transaction    ---------------------------------------------------------------------------
SOFTBANK                           Advertising cost                         Beginning Balance    (Y)     --
Publishing Inc.                                           (Y)  4,858        ----------------------------------
                                                                            Ending Balance       (Y)     --
                    ------------------------------------------------------------------------------------------
                    Other than                                              Beginning Balance    (Y)    954
                    ordinary       Recovery cost          (Y)     --        ----------------------------------
                                                                            Ending Balance       (Y)     --
--------------------------------------------------------------------------------------------------------------
                    Ordinary       Revenue on                               Beginning Balance    (Y)     --
                    transaction    conference (event)     (Y)  4,628        ----------------------------------
SOFTBANK Media                                                              Ending Balance       (Y)     --
and Marketing                      ---------------------------------------------------------------------------
Corp.                              Out source service                       Beginning Balance    (Y)     --
                                   etc.                   (Y)  27,367       ----------------------------------
                                                                            Ending Balance       (Y)  5,730
--------------------------------------------------------------------------------------------------------------

Year ended December 31, 1999 (in thousands)


--------------------------------------------------------------------------------------------------------------
                                                          Year ended
                                                         December 31,                            December 31,
       Name           Contents                               1999                                   1999
--------------------------------------------------------------------------------------------------------------
                                   Revenue on                               Beginning Balance    (Y)     --
                                   conference (event)     (Y)    475        ----------------------------------
                    Ordinary                                                Ending Balance       (Y)     --
                    transaction    ---------------------------------------------------------------------------
SOFTBANK                           Advertising cost                         Beginning Balance    (Y)     --
Publishing Inc.                                           (Y)  5,228        ----------------------------------
                                                                            Ending Balance       (Y)     --
                    ------------------------------------------------------------------------------------------
                    Other than                                              Beginning Balance    (Y)  4,173
                    ordinary       Recovery cost          (Y)     --        ----------------------------------
                                                                            Ending Balance       (Y)    954
--------------------------------------------------------------------------------------------------------------

Year ended December 31, 1998 (in thousands)


--------------------------------------------------------------------------------------------------------------
                                                          Year ended
                                                         December 31,                            December 31,
       Name           Contents                               1998                                   1998
--------------------------------------------------------------------------------------------------------------
                                   Revenue on                               Beginning Balance    (Y)  3,752
                                   conference (event)     (Y)    168        ----------------------------------
                    Ordinary                                                Ending Balance       (Y)     --
                    transaction    ---------------------------------------------------------------------------
SOFTBANK                           Advertising cost                         Beginning Balance    (Y)  2,170
Corp.                                                     (Y) 15,192        ----------------------------------
                                                                            Ending Balance       (Y)     --
                    ------------------------------------------------------------------------------------------
                    Other than                                              Beginning Balance    (Y)  3,321
                    ordinary       Recovery cost          (Y) 39,446        ----------------------------------
                                                                            Ending Balance       (Y)  4,173
--------------------------------------------------------------------------------------------------------------

                           SOFTBANK FORUMS JAPAN, INC.
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

16.  SCHEDULE OF COMPENSATION TO DIRECTORS AND STATUTORY AUDITORS

                                             Years ended December 31,
                                   ----------------------------------------
                                         1998          1999         2000
                                         ----          ----         ----
                                                 (in thousands)
Directors
      Number of people                       1              1             2
       Amount                       (Y) 33,441     (Y) 23,327    (Y) 20,079

Statutory Auditors
      Number of people                      --             --            --
      Amount                        (Y)     --     (Y)     --    (Y)     --
                                    ----------     ----------    ----------

Total                               (Y) 33,441     (Y) 23,327    (Y) 20,079
                                    ==========     ==========    ==========

Notes:

1. Other than the above, the Company paid bonus of(Y)11,889 thousand in 2000 to a director having a concurrent employee function.

2.   Number of directors registered in June 1998 is four.

3. In 1998, one (Domestic) of the directors in Note 2 was retired and another director (Domestic) is concurrently assigned as a director of SOFTBANK Corp., a major shareholder.

                           SOFTBANK FORUMS JAPAN, INC.
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

17.  SCHEDULE OF SELLING, GENERAL AND ADMINISTRATIVE EXPENSES

                                            Years ended December 31,
                                    ------------------------------------------
                                         1998          1999             2000
                                         ----          ----             ----
                                                  (in thousands)

Salary                              (Y) 211,866    (Y) 188,360     (Y) 163,413
Bonus                                    59,091         66,683          61,314
Retirement                                   --          1,267           3,582
Provision of Retirement                      --          2,679           3,236
Welfare                                  27,763         27,534          24,226
Due and Subscription                      1,382          1,296           2,622
Communication                             6,684          4,208           4,800
Travel and Transportation                10,363         14,256          11,241
Entertainment                             4,567          6,010           3,371
Meeting                                   1,580          1,647           1,048
Bad Debt Expense                         18,963             --              --
Research                                     --             --          12,173
Promotion                                 2,818          1,341           4,603
Recruiting                                7,070            313           8,579
Training                                     --             --             945
Delivery                                  1,164          1,317             910
Rent                                     42,688         33,004          24,713
Insurance                                   765            797             785
Office Supply                            13,823          8,050           7,401
Repair and Maintenance                    5,092          5,315          10,443
Utilities                                 7,458          7,783           5,203
Enterprise Tax                           28,759             --              --
Taxes                                     1,573          1,420           2,824
Out Source Expense                           --             --           10,566
Attorney and Audit                        7,044          3,635           6,900
Depreciation                              9,009          7,419           5,847
Amortization of Goodwill                173,277        173,277         173,277
Amortization of Software                     --             --           1,081
Royalty                                 150,804        150,536         160,720
Miscellaneous expenses                   75,055         20,228          16,590
                                    -----------    -----------     -----------
          Total                     (Y) 868,658    (Y) 728,375     (Y) 732,413
                                    ===========    ===========     ===========

Entertainment expense includes donation the Company provided.

                                   SCHEDULE A



                                  June 1, 2001



Members of the Special Committee of
the Board of Directors
Key3Media Group, Inc.
5700 Wilshire Boulevard
Suite 325
Los Angeles, California 90036

Ladies and Gentlemen:

         We hereby confirm in writing, as of this date, our opinion presented to the Special Committee of the Board of Directors on May 29, 2001, as to the fairness, from a financial point of view, to the holders of the common stock, par value $.01 per share (the "Common Stock") of Key3Media Group, Inc., a Delaware corporation (the "Company"), of the transaction contemplated by that certain Share Purchase Agreement (the "Purchase Agreement") among Key3Media Events, Inc., or its designee, a Delaware corporation (the "Buyer") Softbank America, Inc., a Delaware corporation (the "Seller"), and Softbank Forums Japan, Inc., a corporation formed under the laws of Japan ("SB Forums").

         Upon the terms and provisions of the Purchase Agreement, at the Closing, Buyer will purchase and accept delivery from Seller of, and Seller will sell, convey, assign, transfer and deliver to Buyer, all of Seller's right, title and interest in and to the 70,600 outstanding share capital of SB Forums (the "Shares"), free and clear of any liens.

         Subject to receipt of the Shareholder Approval (as defined in the Purchase Agreement), as consideration for the Shares, Buyer will pay Seller for the Shares and Seller will accept from Buyer as the purchase price for the Shares (the "Purchase Price") such number of newly issued shares of Common Stock of the Company (the "Company Shares") as shall have a Fair Market Value (as defined in the Purchase Agreement, i.e., $10.00 per share) equal to EBITDA (as defined in the Purchase Agreement) multiplied by ten (10). The estimated purchase price to be paid to Seller promptly after receipt of the Shareholder Approval in Company Shares is $30,000,000 (the "Estimated Purchase Price").

         Subject to Shareholder Approval, Buyer will deliver to Seller the Estimated Purchase Price in Company Shares on the date contemplated by the Purchase Agreement. Subsequent to December 31, 2001 and prior to or on April 1, 2002, Buyer will engage Ernst & Young LLP to conduct an audit based on GAAP (as defined in the Purchase Agreement) to determine the actual EBITDA and Purchase Price.

         Subject to Shareholder Approval, in the event the actual Purchase Price (as calculated by Buyer after December 31, 2001) is greater than or equal to $28,000,000 and less than or equal to $32,000,000, then the Purchase Price shall be deemed paid in full. In the event that the actual Purchase Price is less than $28,000,000 or greater than $32,000,000, then the difference between the Purchase Price and the Estimated Purchase Price will be immediately paid by Buyer to Seller, or returned by Seller to Buyer, as the case may be, in Company Shares. The number of Company Shares to be paid by Buyer to Seller or returned by Seller to Buyer, will be based upon the Fair Market Value of the Company Shares. Additionally, the Purchase Price is subject to a $450,000 (i.e., 45,000 Company Shares) adjustment in accordance with Section 2.3 of the Purchase Agreement.

         Allen & Company Incorporated ("Allen"), as a part of its investment banking business, is regularly engaged in the valuation of businesses and their securities, including valuations in connection with private placements, mergers and acquisitions, underwritings and distributions of listed and unlisted securities, and investments as principal for its own account.

         As you know, Allen will receive a fee for its services to the Company pursuant to the Engagement Letter Agreement dated as of May 23, 2001, by and between the Company and Allen. Also, Allen and its affiliates own 304,500 Company Shares, and persons associated with Allen, including employees, own an additional 87,002 Company Shares. From time to time in the ordinary course of its business as a broker-dealer, Allen may also hold positions and trade in securities of the Company.

         In arriving at our opinion, we have among other things:


         (i) reviewed the terms and conditions of the Purchase Agreement and the agreements ancillary thereto (which on the date hereof is in substantially the same form as the draft previously reviewed);

         (ii) analyzed the business prospects and financial condition of SB Forums and the Company;

         (iii) analyzed publicly available historical business and financial information relating to the Company, as presented in documents filed with the Securities and Exchange Commission;

         (iv) reviewed certain financial, operating and budgetary data provided to us by the Company and SB Forums relating to their respective businesses;

         (v) conducted discussions with certain members of the senior management of the Company with respect to the financial condition, business, operations, strategic objectives and prospects of the Company, as well as industry trends prevailing in its business;

         (vi) reviewed and analyzed public information, including certain stock market data and financial information relating to selected public companies in lines of business which we deemed generally comparable to the Company;

         (vii) reviewed the trading history of the Company Shares, including the Company's performance in comparison to market indices and to selected companies in comparable businesses;

         (viii) reviewed public financial and transaction information relating to equity purchases we deemed to be comparable to the transaction contemplated by the Purchase Agreement;

         (ix) analyzed the pro forma impact of the transaction contemplated by the Purchase Agreement on the Company; and

         (x) conducted such other financial analyses and investigations as we deemed necessary or appropriate for the purposes of the opinion expressed herein.

         In rendering our opinion, we have assumed and relied upon the accuracy and completeness of the financial and other information respecting the Company and SB Forums, and any other information provided to us, and we have not assumed any responsibility for any independent verification of such information or any independent valuation or appraisal of any of the assets of the Company and SB Forums. With respect to the financial, operating and budgetary data referred to above, we have assumed that they have been reasonably prepared on a basis reflecting the best currently available judgments of the management of the Company as to the future financial performance of the Company.

         In addition to our review and analysis of the specific information set forth above, our opinion herein reflects and gives effect to our assessment of general economic, monetary and market conditions existing as of the date hereof as they may affect the business and prospects of the Company.

         We have prepared this opinion at the request and for the benefit of the Special Committee of the Board of Directors of the Company, and consent to its inclusion in filings the Company may be required to make with the Securities and Exchange Commission. The opinion rendered herein does not constitute a recommendation that the Company pursue the transaction contemplated by the Purchase Agreement, nor does it constitute a recommendation as to how any Stockholder of the Company should vote with respect to the transaction contemplated by the Purchase Agreement.



         Based on and subject to the foregoing, we are of the opinion that, as of this date, the transaction contemplated by the Purchase Agreement is fair to the holders of the Common Stock of the Company from a financial point of view.

                              Very truly yours,

                              ALLEN & COMPANY INCORPORATED

                              By: /s/ Nancy B. Peretsman
                                 -------------------------------------
                                  Name:   Nancy B. Peretsman
                                  Title:  Managing Director

                                   PROXY CARD

                              KEY3MEDIA GROUP, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          PROXY FOR A SPECIAL MEETING OF STOCKHOLDERS ON JULY 31, 2001

         The undersigned hereby appoints Ned S. Goldstein attorney and proxy with full power of substitution in the name, place and stead of the undersigned to vote as proxy all of the stock of the undersigned in Key3Media Group, Inc.

                       (To be signed on the Reverse Side)
-------------------------------------------------------------------------------

     /X/ Please mark your votes as in this example.


         1. Proposal to issue shares of common stock of Key3Media Group, Inc., par value $0.01 per share, to SOFTBANK America Inc. pursuant to a Share Purchase Agreement between Key3Media Events, Inc., SOFTBANK America Inc. and SOFTBANK Forums Japan, Inc.

                  For                     Against             Withheld

                 /    /                   /    /                /    /



         2. The transaction of such other business as may come before the meeting.

                  For                     Against             Withheld

                 /    /                   /    /                /    /

         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND 2 IF NO INSTRUCTION TO THE CONTRARY IS INDICATED OR IF NO INSTRUCTION IS GIVEN.

         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

SIGNATURES
          ----------------------------------------

DATE
    ------------------

Note: Please sign exactly as your name appears hereon. Executors, administrators, trustees, etc., should so indicate when signing, giving full title as such. If signer is a corporation, execute in full corporate name by authorized officer. If shares held in the name of two or more persons all should sign.